================================================================================

                                                                   Exhibit 10.16

                                 CONFORMED COPY

                                     of the

                       364-DAY REVOLVING CREDIT AGREEMENT

                            dated as of June 30, 2000


                                  as amended by

            THE FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT

                            dated as of June 26, 2001


                                      among

                                  SPIEGEL, INC.
                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS
                                 as the Lenders,

                          DEUTSCHE BANK SECURITIES INC.

                                       and

                           J.P. MORGAN SECURITIES INC.
                  as the Joint Lead Arrangers and Book Runners,


                           J.P. MORGAN SECURITIES INC.
                            as the Syndication Agent

                                       and

                        DEUTSCHE BANK AG New York Branch
                           as the Administrative Agent

================================================================================

                               TABLE OF CONTENTS

                                                                                                                  Page
ARTICLE I    DEFINITIONS AND ACCOUNTING TERMS ..............................................................         1
     SECTION 1.1.    Defined Terms .........................................................................         1
     SECTION 1.2.    Use of Defined Terms ..................................................................        20
     SECTION 1.3.    Cross-References ......................................................................        20
     SECTION 1.4.    Accounting and Financial Determinations ...............................................        20
ARTICLE II   COMMITMENTS, LOANS, BORROWING AND ISSUANCE
             PROCEDURES AND NOTES AND LETTERS OF CREDIT ....................................................        20
     SECTION 2.1.    Commitments ...........................................................................        20
     SECTION 2.1.2.  Loan Commitment of Each Lender ........................................................        21
     SECTION 2.1.3.  Letter of Credit Commitment ...........................................................        21
     SECTION 2.1.4.  Lenders Not Permitted or Required To Make Revolving Loans .............................        21
     SECTION 2.1.5.  Issuer Not Permitted or Required to Issue Letters of Credit ...........................        21
     SECTION 2.2.    Reduction of Commitment Amount or Availability ........................................        21
     SECTION 2.2.1.  Mandatory Reductions ..................................................................        21
     SECTION 2.2.2.  Optional Reduction of Commitment Amount ...............................................        22
     SECTION 2.2.3.  Reduction Due to External Letters of Credit ...........................................        22
     SECTION 2.3.    Revolving Loan Borrowing Procedure ....................................................        22
     SECTION 2.4.    Continuation and Conversion Elections .................................................        23
     SECTION 2.5.    Funding ...............................................................................        23
     SECTION 2.6.    Issuance Procedures ...................................................................        23
     SECTION 2.6.1.  Other Lenders' Participation ..........................................................        24
     SECTION 2.6.2.  Disbursements .........................................................................        24
     SECTION 2.6.3.  Reimbursement .........................................................................        24
     SECTION 2.6.4.  Deemed Disbursements ..................................................................        25
     SECTION 2.6.5.  Nature of Reimbursement Obligations ...................................................        25
     SECTION 2.7.    Notes .................................................................................        26
     SECTION 2.8.    Competitive Bid Loans .................................................................        26
     SECTION 2.9.    Termination; Extension of Commitment Termination Date .................................        31
ARTICLE III  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES ....................................................        33
     SECTION 3.1.    Repayment .............................................................................        33
     SECTION 3.2.    Prepayments ...........................................................................        33
     SECTION 3.3.    Interest Provisions ...................................................................        34
     SECTION 3.3.1.  Rates .................................................................................        34
     SECTION 3.3.2.  Post-Maturity Rates ...................................................................        34
     SECTION 3.3.3.  Payment Dates .........................................................................        35
     SECTION 3.4.    Fees ..................................................................................        35
     SECTION 3.4.1.  Front-End Fee .........................................................................        35
     SECTION 3.4.2.  Facility Fee ..........................................................................        35
     SECTION 3.4.3.  Administrative Agent's Fee ............................................................        36
     SECTION 3.4.4.  Letter of Credit Fee ..................................................................        36
     SECTION 3.4.5.  Auction Fee ...........................................................................        36
     SECTION 3.4.6.  Arranger Fee ..........................................................................        36

                               TABLE OF CONTENTS
                                  (continued)

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
ARTICLE IV   CERTAIN LIBO RATE AND OTHER PROVISIONS ........................................................        36
     SECTION 4.1.    Fixed Rate Lending Unlawful ...........................................................        36
     SECTION 4.2.    Deposits Unavailable ..................................................................        36
     SECTION 4.2.1.  Dollar certificates of deposit or Dollar deposits, as the case may be, in the relevant amount and for the relevant
                     Interest Period are not available to it in its relevant
                     market; or ............................................................................        36
     SECTION 4.3.    Increased Loan Costs, etc .............................................................        37
     SECTION 4.4.    Funding Losses ........................................................................        37
     SECTION 4.5.    Increased Capital Costs ...............................................................        38
     SECTION 4.6.    Taxes .................................................................................        38
     SECTION 4.7.    Payments, Computations, etc ...........................................................        39
     SECTION 4.8.    Sharing of Payments ...................................................................        40
     SECTION 4.9.    Setoff ................................................................................        40
     SECTION 4.10.   Use of Proceeds .......................................................................        41
     SECTION 4.11.   Reserves ..............................................................................        41
     SECTION 4.12.   Change in Applicable Lending Office ...................................................        41
ARTICLE V    CONDITIONS TO CREDIT EXTENSIONS ...............................................................        41
     SECTION 5.1.    Initial Credit Extension ..............................................................        41
     SECTION 5.1.1.  Resolutions, etc ......................................................................        42
     SECTION 5.1.2.  Delivery of Certain Documents .........................................................        42
     SECTION 5.1.3.  Delivery of Notes .....................................................................        42
     SECTION 5.1.4.  Payment of Outstanding Indebtedness, etc ..............................................        42
     SECTION 5.1.5.  Assumption of Outstanding Indebtedness, etc ...........................................        42
     SECTION 5.1.6.  Closing Date Certificate ..............................................................        42
     SECTION 5.1.7.  Opinions of Counsel ...................................................................        43
     SECTION 5.1.8.  Guaranty ..............................................................................        43
     SECTION 5.1.9.  Insurance .............................................................................        43
     SECTION 5.1.10. Pro Forma Compliance Certificate and Auditor's Reliance Letter ........................        43
     SECTION 5.1.11. Closing Fees, Expenses, etc ...........................................................        43
     SECTION 5.1.12. Document Review .......................................................................        43
     SECTION 5.1.13. Simultaneous Closing of Long-Term Credit Agreement ....................................        44
     SECTION 5.1.14. Support Letter ........................................................................        44
     SECTION 5.2.    All Credit Extensions .................................................................        44
     SECTION 5.2.1.  Compliance with Warranties, No Default, etc ...........................................        44
     SECTION 5.2.2.  Credit Extension Request ..............................................................        44
     SECTION 5.2.3.  Satisfactory Legal Form ...............................................................        44
     SECTION 5.2.4.  Acquisition Funding ...................................................................        44
ARTICLE VI   REPRESENTATIONS AND WARRANTIES ................................................................        45
     SECTION 6.1.    Organization, etc .....................................................................        45
     SECTION 6.2.    Due Authorization, Non-Contravention, etc .............................................        45
     SECTION 6.3.    Government Approval, Regulation, etc.; Investment Company
                     Act; Public Utility Holding Company Act ...............................................        45

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                  Page
     SECTION 6.4.    Validity, etc .......................................................................          46
     SECTION 6.5.    Financial Information ...............................................................          46
     SECTION 6.6.    No Material Adverse Change ..........................................................          46
     SECTION 6.7.    Litigation, Labor Controversies, etc ................................................          46
     SECTION 6.8.    Compliance With Laws: Authorizations ................................................          46
     SECTION 6.9.    Taxes ...............................................................................          47
     SECTION 6.10.   Pension and Welfare Plans ...........................................................          47
     SECTION 6.11.   Environmental Warranties ............................................................          47
     SECTION 6.12.   Regulations U and X .................................................................          47
     SECTION 6.13.   Subsidiaries ........................................................................          48
     SECTION 6.14.   Ownership of Properties .............................................................          48
     SECTION 6.15.   Absence of Default ..................................................................          48
     SECTION 6.16.   Accuracy of Information .............................................................          48
ARTICLE VII  COVENANTS ...................................................................................          48
     SECTION 7.1.    Affirmative Covenants ...............................................................          48
     SECTION 7.1.1.  Financial Information, Reports, Notices, etc ........................................          48
     SECTION 7.1.2.  Performance of Obligations ..........................................................          50
     SECTION 7.1.3.  Maintenance of Properties ...........................................................          51
     SECTION 7.1.4.  Insurance ...........................................................................          51
     SECTION 7.1.5.  Conduct of Business; Separate Existence .............................................          51
     SECTION 7.1.6.  Compliance with Laws, etc ...........................................................          51
     SECTION 7.1.7.  ERISA ...............................................................................          51
     SECTION 7.1.8.  Environmental Covenant ..............................................................          52
     SECTION 7.1.9.  Books and Records ...................................................................          52
     SECTION 7.1.10. New Subsidiaries ....................................................................          53
     SECTION 7.2.    Negative Covenants ..................................................................          53
     SECTION 7.2.1.  Indebtedness ........................................................................          53
     SECTION 7.2.2.  Liens ...............................................................................          55
     SECTION 7.2.3.  Consolidation, Merger, etc ..........................................................          56
     SECTION 7.2.4.  Asset Dispositions, etc .............................................................          57
     SECTION 7.2.5.  Use of Proceeds .....................................................................          57
     SECTION 7.2.6.  Financial Condition .................................................................          57
     SECTION 7.2.7.  Investments .........................................................................          58
     SECTION 7.2.8.  Restricted Payments, etc ............................................................          58
     SECTION 7.2.9.  Fiscal Year .........................................................................          59
     SECTION 7.2.10. Transactions with Affiliates ........................................................          59
     SECTION 7.2.11. Modification, etc. of Subordinated Debt .............................................          59
     SECTION 7.2.12. Negative Pledges, Restrictive Agreements, etc .......................................          59
     SECTION 7.2.13. Spiegel Acceptance Corporation ......................................................          60
ARTICLE VIII EVENTS OF DEFAULT ...........................................................................          60
     SECTION 8.1.    Listing of Events of Default ........................................................          60
     SECTION 8.1.1.  Non-Payment of Obligations ..........................................................          60
     SECTION 8.1.2.  Non-Performance of Certain Covenants and Obligations ................................          60

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                  Page
     SECTION 8.1.3.   Non-Performance of Other Covenants and Obligations ...................................        60
     SECTION 8.1.4.   Breach of Representation or Warranty .................................................        60
     SECTION 8.1.5.   Default on Other Indebtedness ........................................................        60
     SECTION 8.1.6.   Control of the Borrower ..............................................................        61
     SECTION 8.1.7.   Pension Plans ........................................................................        61
     SECTION 8.1.8.   Judgments ............................................................................        61
     SECTION 8.1.9.   Bankruptcy, Insolvency, etc ..........................................................        61
     SECTION 8.2.     Action if Bankruptcy .................................................................        62
     SECTION 8.3.     Action if Other Event of Default .....................................................        62
ARTICLE IX   THE AGENTS ....................................................................................        62
     SECTION 9.1.     Actions ..............................................................................        62
     SECTION 9.2.     Funding Reliance, etc ................................................................        63
     SECTION 9.3.     Exculpation ..........................................................................        63
     SECTION 9.4.     Successor ............................................................................        63
     SECTION 9.5.     Loans by Each Agent ..................................................................        64
     SECTION 9.6.     Credit Decisions .....................................................................        64
     SECTION 9.7.     Copies, etc ..........................................................................        64
ARTICLE X    MISCELLANEOUS PROVISIONS ......................................................................        65
     SECTION 10.1.    Waivers, Amendments, etc .............................................................        65
     SECTION 10.2.    Notices ..............................................................................        66
     SECTION 10.3.    Payment of Costs and Expenses ........................................................        66
     SECTION 10.4.    Indemnification ......................................................................        67
     SECTION 10.5.    Survival .............................................................................        67
     SECTION 10.6.    Severability .........................................................................        68
     SECTION 10.7.    Headings .............................................................................        68
     SECTION 10.8.    Execution in Counterparts; Effectiveness .............................................        68
     SECTION 10.9.    Governing Law; Entire Agreement ......................................................        68
     SECTION 10.10.   Successors and Assigns ...............................................................        68
     SECTION 10.11.   Sale and Transfer of Loans and Notes; Participations in
                      Loans and Notes ......................................................................        68
     SECTION 10.11.1. Assignments ..........................................................................        68
     SECTION 10.11.2. Participations .......................................................................        70
     SECTION 10.11.3. Confidentiality ......................................................................        71
     SECTION 10.12.   Other Transactions ...................................................................        71
     SECTION 10.13.   Forum Selection and Consent to Jurisdiction ..........................................        71
     SECTION 10.14.   Waiver of Jury Trial .................................................................        72

SCHEDULE I Names, Addresses, Commitments and Percentages for the Lenders and the Issuer

SCHEDULE II      Disclosure Schedule

SCHEDULE III     Pricing Grid

                                TABLE OF CONTENTS
                                   (continued)

                                                                                       Page
EXHIBIT A       Form of Revolving Loan Note
EXHIBIT B       Form of Competitive Bid Loan Note
EXHIBIT C       Form of Revolving Loan Borrowing Request
EXHIBIT D       Form of Issuance Request
EXHIBIT E       Form of Continuation/Conversion Notice
EXHIBIT F       Form of Lender Assignment Agreement
EXHIBIT G       Form of Compliance Certificate
EXHIBIT H       Form of Closing Date Certificate
EXHIBIT I       Form of Competitive Bid Loan Borrowing Request
EXHIBIT J       Form of Invitation for Competitive Bid Loan Offers
EXHIBIT K       Form of Competitive Bid Loan Offer
EXHIBIT L       Form of Competitive Bid Loan Acceptance
EXHIBIT M-1     Form of Opinion of Counsel to the Borrower
EXHIBIT M-2     Form of Opinion of Counsel to the Borrower
EXHIBIT N       Form of Guaranty
EXHIBIT O       Form of Subordination Provisions
EXHIBIT P       Form of Letter to Independent Public Accountants
EXHIBIT Q       Form of Letter of Support
EXHIBIT R       Form of Confidentiality Agreement

                       364-DAY REVOLVING CREDIT AGREEMENT

         THIS 364-DAY REVOLVING CREDIT AGREEMENT, dated as of June 30, 2000, as amended by THE FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT dated as of June 26, 2001, among SPIEGEL, INC., a Delaware corporation (the "Borrower"), the
                                                                 --------
various financial institutions as are or may become parties hereto (collectively, the "Lenders"), DEUTSCHE BANC ALEX. BROWN INC. (formerly known as
                    -------
Deutsche Bank Securities Inc.) and J.P. MORGAN SECURITIES INC. as joint lead arrangers and book runners (collectively, the "Arrangers"), MORGAN GUARANTY
                                               ---------
TRUST COMPANY OF NEW YORK as syndication agent (the "Syndication Agent"),
                                                     -----------------
DEUTSCHE BANK AG New York Branch ("DBNY") as the administrative agent (the
                                   ----
"Administrative Agent") (together, the Arrangers, the Syndication Agent and the
 --------------------
Administrative Agent are collectively the "Agents") and THE HONGKONG AND
                                           ------
SHANGHAI BANKING CORPORATION LIMITED as letter of credit issuer (the "Issuer").
                                                                      ------

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Borrower is primarily engaged in the business of catalog, e-commerce and retail merchandising;

         WHEREAS, the Borrower, the Agents, the Issuer and the financial institutions party hereto desire to enter into this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Defined Terms. The following terms (whether or not
                      -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Absolute Rate" means, with respect to an Absolute Rate Loan made by a
          -------------
given Lender, a fixed rate of interest per annum (rounded to the nearest 1/100th of 1%) offered by such Lender and accepted by the Borrower.

         "Absolute Rate Auction" means a solicitation of Competitive Bid Loan
          ---------------------
quotes at an Absolute Rate pursuant to Section 2.8.
                                       -----------

         "Absolute Rate Loan" means a Competitive Bid Loan which bears interest
          ------------------
at an Absolute Rate.

         "Acquisition" means any transaction, or any series of related
          -----------
transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any business (whether through purchase of assets, equity interests, merger or otherwise) or all or substantially all of the assets of any firm, corporation or division thereof or

(ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding equity interests of a Person (other than a corporation or a natural person).

         "Administrative Agent" is defined in the preamble and includes each
          --------------------
other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.
                                 -----------

         "Affiliate" of any Person means any other Person which, directly or
          ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agents" is defined in the preamble to this Agreement.
          ------                    --------

         "Agreement" means, on any date, this 364-Day Revolving Credit Agreement
          ---------
as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "Alternate Base Rate" means, on any date and with respect to all Base
          -------------------
Rate Loans, a fluctuating rate of interest per annum equal to the higher of

                  (a) the rate of interest most recently announced or established, as applicable, by DBNY at its Domestic Office as its prime or base rate for Dollar loans; and

                  (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 0.50%.
                              ----

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by DBNY in connection with extensions of credit. Changes in the rate of interest with respect to any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. DBNY will give notice promptly to the Borrower and to the Administrative Agent, which will promptly notify the Lenders, of changes in the Alternate Base Rate.

         "Applicable Base Rate Margin" means, with respect to any Base Rate Loan
          ---------------------------
for any Pricing Period, the then applicable per annum rate set forth in the Pricing Grid.

         "Applicable LIBO Rate Margin" means, with respect to any LIBO Rate Loan
          ---------------------------
for any Pricing Period, the then applicable per annum rate set forth in the Pricing Grid.

         "Arrangers" is defined in the preamble.
          ---------                    --------

         "Assignee Lender" is defined in Section 10.11.1.
          ---------------                ---------------

         "Authorizations" means all filings, recordings and registrations with,
          --------------
and all validations or exemptions, approvals, orders, authorizations, consents, licenses, certificates and permits from, federal, state and local regulatory or governmental bodies and authorities or any subdivision thereof.

         "Authorized Officer" means, relative to the Borrower or any other
          ------------------
Obligor, those of its officers whose signature and incumbency have been certified to the Agents and the Lenders pursuant to Section 5.1.1.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
          --------------
determined by reference to the Alternate Base Rate.

         "Borrower" is defined in the preamble.
          --------                    --------

         "Borrowing" means a Revolving Loan Borrowing or a Competitive Bid Loan
          ---------
Borrowing, as the case may be.

         "Business Day" means
          ------------

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or Chicago, Illinois;

                  (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans or Competitive Bid Loan based on the LIBO Rate, any day which satisfies the requirements of clause (a) above and on which dealings in Dollars are carried on in the London interbank market; and

                  (c) relative to the Letter of Credit Commitment of the Issuer, any day which satisfies the requirements of clause (a) above and is not a legal holiday in Hong Kong S.A.R.

         "Capitalized Lease Liabilities" means all monetary obligations of the
          -----------------------------
Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "Cash Equivalent Investment" means, at any time:
          --------------------------

                  (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

                  (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by Standard & Poor's Ratings Group or P-l by Moody's Investors Service, Inc., or

                           (ii) any Lender (or its holding company);

                  (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

                           (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                           (ii) any Lender; or

                  (d) any repurchase agreement entered into with any Lender (or other commercial banking institution satisfying the requirements of clause (c)(i)) which
         -------------

                           (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c); and
                  -----------         ---

                           (ii) has a market value at the time such repurchase
                  agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

         "CERCLA" means the Comprehensive Environmental Response, Compensation
          ------
and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation
          -------
Liability Information System List.

         "Change of Control" means any event the result of which is the failure
          -----------------
of the Otto Interests to own, directly or indirectly, free and clear of all Liens at least 67% of the ownership interest in the Borrower.

         "Closing Date" means June 30, 2000.
          ------------

         "Closing Date Certificate" means a certificate of a duly Authorized
          ------------------------
Officer of the Borrower executed and delivered pursuant to Section 5.1.6,
                                                           -------------
substantially in the form of Exhibit H.
                             ---------

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or
          ----
otherwise modified from time to time.

         "Commitment" means, as the context may require, a Lender's Loan
          ----------
Commitment or the Issuer's (or a Lender's) Letter of Credit Commitment.

         "Commitment Amount" means, on any date, $150,000,000, as such amount
          -----------------
may be temporarily or permanently reduced from time to time pursuant to Section
                                                                        -------
2.2.
---

         "Commitment Termination Date" means the earliest of
          ---------------------------

                  (a)      June 25, 2002 (the "Stated Maturity Date");
                                               --------------------

                  (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and
                                                -----------

                  (c) the date on which any Commitment Termination Event occurs.

         "Commitment Termination Event" means
          ----------------------------

                  (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9; or
         -----------         ---    -------------

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of the Loans to be due and
                  payable pursuant to Section 8.3, or
                                      -----------

                           (ii) in the absence of such declaration, the giving
                  of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "Competitive Bid Loan" means a loan made by a Lender to the Borrower
          --------------------
based on the LIBO Rate or the Absolute Rate as part of a Competitive Bid Loan Borrowing resulting from the procedure described in Section 2.8.
                                                    -----------

         "Competitive Bid Loan Acceptance" means an acceptance by the Borrower
          -------------------------------
of a Competitive Bid Loan Offer pursuant to clause (e) of Section 2.8,
                                            ----------    -----------
substantially in the form of Exhibit L attached hereto.
                             ---------

         "Competitive Bid Loan Borrowing" means Competitive Bid Loans made
          ------------------------------
pursuant to the same Competitive Bid Loan Borrowing Request by the Lender or each of the Lenders whose offer to make such Competitive Bid Loans as part of such requested Borrowing has been accepted by the Borrower pursuant to clause
                                                                       ------
(e) of Section 2.8.
---    -----------

         "Competitive Bid Loan Borrowing Request" means a certificate requesting
          --------------------------------------
that the Lenders extend offers to make Competitive Bid Loans, duly executed by an Authorized Officer substantially in the form of Exhibit I attached hereto.
                                                   ---------

         "Competitive Bid Loan Maturity Date" is defined in clause (a)(iii) of
          ----------------------------------                ---------------
Section 2.8.
-----------

         "Competitive Bid Loan Note" means any promissory note of the Borrower,
          -------------------------
in the form of Exhibit B hereto (as such promissory note may be amended,
               ---------
endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from Competitive Bid Loans outstanding from such Lender, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Competitive Bid Loan Offer" means an offer by a Lender to make a
          --------------------------
Competitive Bid Loan pursuant to clause (c) of Section 2.8, substantially in the
                                 ----------    -----------
form of Exhibit K attached hereto.
        ---------

         "Competitive Bid Rate" means, as the context may require, either the
          --------------------
Absolute Rate or the LIBO Rate (plus the LIBO Rate Bid Margin) offered by a
                                ----
Lender in a Competitive Bid Loan Offer in respect of a Competitive Bid Loan proposed pursuant to Section 2.8.
                     -----------

         "Compliance Certificate" means a certificate duly executed by a
          ----------------------
financial Authorized Officer of the Borrower, in the form of Exhibit G attached
                                                             ---------
hereto.

         "Contingent Liability" means any agreement, undertaking or arrangement
          --------------------
by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth in the document evidencing such Contingent Liability) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or
          ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto.
                                       ---------

         "Controlled Group" means all members of a controlled group of
          ----------------
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Credit Extension" means, as the context may require,
          ----------------

                  (a) the making of a Loan by a Lender; or

                  (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by the Issuer and participation in such Letter of Credit by the Lenders pursuant to the terms of this Agreement.

         "Credit Extension Request" means, as the context may require, any
          ------------------------
Revolving Loan Borrowing Request, Competitive Bid Loan Borrowing Request or Issuance Request.

         "Debt to EBITDAR Ratio" means for the period consisting of the Fiscal
          ---------------------
Year then ended, the ratio of:

                  (a)      the result of

                           (i)  Debt;

                  plus
                  ----

                           (ii) the product of eight (8) times annual Rent
                  Expense for such Fiscal Year;

                  to
                  --

                  (b)      EBITDAR for such Fiscal Year.

         "DBNY" is defined in the preamble.
          ----

         "Debt" means, without duplication, all indebtedness of the Borrower and
          ----
its Subsidiaries for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, including Subordinated Debt.

         "Default" means any Event of Default or any condition, occurrence or
          -------
event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Disbursement" is defined in Section 2.6.2.
          ------------                -------------

         "Disbursement Date" is defined in Section 2.6.2.
          -----------------                -------------

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
          -------------------
Schedule II, as it may be amended, supplemented or otherwise modified from time
-----------
to time by the Borrower with the written consent of the Required Lenders.

         "Dollar" and the sign "$" mean lawful money of the United States.
          ------                -

         "Domestic Office" means, relative to any Lender, the office of such
          ---------------
Lender designated on Schedule I hereto or designated in the Lender Assignment
                     ----------
Agreement, if any, executed by such Lender or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto. A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans, LIBO Rate Loans and Competitive Bid Loans.

         "EBITDAR" means Net Income plus all amounts deducted in determining
          -------
such Net Income for Income Taxes, Interest Expense, depreciation, amortization and Rent Expense.

         "Effective Date" means the date this Agreement becomes effective
          --------------
pursuant to Section 10.8.
            ------------

         "Environmental Laws" means all applicable federal, state or local
          ------------------
statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
          -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "ERISA Affiliate" means each person (as defined in Section 3(9) of
          ---------------
ERISA) which together with the Borrower, any Subsidiary of the Borrower would be deemed to be a member of the same Controlled Group.

         "Event of Default" is defined in Section 8.1.
          ----------------                -----------

         "Excluded Receivables" means those consumer credit card accounts
          --------------------
receivable sold or transferred or to be sold or transferred from time to time to
(a) the Spiegel Master Trust in accordance with that certain Receivables Purchase Agreement, dated as of September 20, 1994, among Spiegel Credit Corporation III and First Consumers National Bank, as amended, and that certain Amended and Restated Pooling and Servicing Agreement, dated as of December 13, 1994, among Spiegel Credit Corporation III, First Consumers National Bank and Harris Trust and Savings Bank, as Trustee, as supplemented from time to time,
(b) First Consumers Master Trust in accordance with that certain Amended and Restated Pooling and Servicing Agreement, dated as of February 1, 1999, between First Consumers National Bank and Harris Trust and Savings Bank, as Trustee, as supplemented from time to time, in each case described in clause (a) or clause
                                                          ----------    ------
(b) so long as at the time of such sale or transfer, in the reasonable
---
determination of the Administrative Agent, the terms or the effect on the Lenders of such agreements and the related securitization programs have not changed substantially since the Effective Date, (c) to a special-purpose trust or entity formed for the purpose of one or more securitizations, so long as the terms or the effect on the Lenders of the agreements governing such entity and securitizations do not, in the reasonable determination of the Administrative Agent, differ substantially from the terms or the effect on the Lenders of the agreements and securitization programs referred to in clause (a) or clause (b)
                                                      ----------    ----------
in any manner that is material to the Lenders or (d) a Person for purposes of any securitization; provided, however that in the case of this clause (d) such
                    --------  -------                          ----------
consumer credit card accounts receivable shall be limited to consumer credit card accounts receivable that have previously been transferred (or arise in accounts the receivables from which have previously been transferred) in a transaction described in clause (a), (b), or (c).
                         ----------  ---     ---

         "External L.O.C. Amount" is defined in Section 2.2.3.
          ----------------------                -------------

         "FDIC" means the Federal Deposit Insurance Corporation and any
          ----
successor agency thereto.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate
          ------------------
per annum equal for each day during such period to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by The Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Fiscal Quarter" means any quarter of a Fiscal Year.
          --------------

         "Fiscal Year" means the period of 52 or 53 consecutive weeks which make
          -----------
up the fiscal year of the Borrower, except for any shorter or longer period resulting from the change of the Borrower's fiscal year permitted by Section
                                                                     -------
7.2.9.
-----

         "Fixed Asset Expenditures" means, for any period, the sum of
          ------------------------

                  (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as fixed asset expenditures net of any such assets that are disposed of during such period; and

                  (b) the aggregate amount of all Capitalized Lease Liabilities incurred by the Borrower and its Subsidiaries during such period.

         "Fixed Charge Coverage Ratio" means, for the period consisting of the
          ---------------------------
twelve months then ended, the ratio of:

                  (c)      the result of

                           (i)  EBITDAR for such period;

                  minus
                  -----

                           (ii) Fixed Asset Expenditures for such period;

                  to
                  --

                  (d)      the sum of

                           (i)  Interest Expense for such period;

                  plus
                  ----

                           (ii) Rent Expense for such period;

                  plus
                  ----

                           (iii) Restricted Payments for such period.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
or any successor thereto.

     "GAAP" is defined in Section 1.4.
      ----                -----------

     "Guaranty" means the Guaranty executed and delivered pursuant to Section
      --------                                                        -------
5.1.8 or Section 7.1.10, substantially in the form of Exhibit N attached hereto,
-----    --------------                               ---------
as amended, supplemented, restated or otherwise modified from time to time.

     "Hazardous Material" means
      ------------------

           (a)    any "hazardous substance", as defined by CERCLA;

           (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

           (c)    any petroleum product; or

           (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Hedging Obligations" means, with respect to any Person, all liabilities of
      -------------------
such Person under interest rate or currency swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Impermissible Qualification" means, relative to the opinion or
      ---------------------------
certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

           (a)    which is of a "going concern" or similar nature;

           (b) which reflects the limited scope of examination of matters relevant to such financial statement; or

           (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section
                                                                   -------
     7.2.6.
     -----

         "including" means including without limiting the generality of any
          ---------
description preceding such term.

         "Income Taxes" means, for any period, all income taxes of the Borrower
          ------------
and its Subsidiaries, on a consolidated basis, paid or accrued in accordance with GAAP for such period.

         "Indebtedness" of any Person means without duplication:
          ------------

                (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                (b) all obligations, contingent or otherwise, relative to the stated amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                (c) all obligations relative to then mandatorily redeemable capital stock;

                (d) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                (e) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                (f)  net liabilities of such Person under all Hedging
         Obligations;

                (g) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (but only to the extent of the exposure of such Person); and

                (h) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer and is liable for any such Indebtedness.

         "Indemnified Liabilities" is defined in Section 10.4.
          -----------------------                ------------

         "Indemnified Parties" is defined in Section 10.4.
          -------------------                ------------

         "Interest Expense" means, for any period, the total cash and non-cash
          ----------------
interest expense (including facility fees payable under this Agreement), in accordance with GAAP that is payable by the Borrower and its Subsidiaries, on a consolidated basis, for such period.

         "Interest Period" means, (i) relative to any Competitive Bid Loan based
          ---------------
on the LIBO Rate or any LIBO Rate Loan, the period beginning on (and including) the date on which such Competitive Bid Loan was made or such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section
                                                                      -------
2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds
---    ---
to such date one week or two weeks (8 to 14 days) or one, two, three or, subject to general availability as determined by the Administrative Agent, six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) and (ii) relative to any Absolute Rate Loan, the period beginning on (and including) the date on which such Absolute Rate Loan is made and ending on (but excluding) the day which is a minimum of seven and a maximum of one hundred eighty days thereafter, in any of the foregoing cases, as the Borrower may select in its relevant notice pursuant to Sections 2.3, 2.4 or
                                                           ------------  ---
2.8; provided, however, that
---  --------  -------

               (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than 5 different dates;

               (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

               (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans or Competitive Bid Loans based on the LIBO Rate, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

               (d) no Interest Period may end later than the Stated Maturity Date (or, if earlier, the date on which all Loans are scheduled to be repaid and the Commitments permanently terminated as a result of reductions to the Commitment Amount pursuant to Section 2.2).
                                                         -----------
         "Investment" means, relative to any Person,
          ----------

               (e) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

               (f)  any Contingent Liability of such Person; and

               (g) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "Invitation for Competitive Bid Loan Offers" means an Invitation for
          ------------------------------------------
Competitive Bid Loan Offers delivered by the Administrative Agent to the Lenders pursuant to clause (b) of Section 2.8, in substantially the form of Exhibit J
            ----------    -----------                               ---------
hereto.

         "Issuance Request" means a Letter of Credit request and certificate
          ----------------
duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit D hereto and any additional forms that may be requested by the
        ---------
Issuer.

         "Issuer" is defined in the preamble.
          ------                    --------

         "Legal Requirement" shall mean any requirement imposed upon any Lender
          -----------------
by any law of the United States of America or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the FDIC, or any other board or governmental or administrative agency of the United States of America, or any political subdivision of any thereof.

         "Lender Assignment Agreement" means a Lender Assignment Agreement
          ---------------------------
substantially in the form of Exhibit F hereto.
                             ---------

         "Lenders" is defined in the preamble, and shall include any of their
          -------                    --------
Affiliates pursuant to clause (b) of Section 10.11.1.
                       ----------    ---------------

         "Letter of Credit" is defined in Section 2.1.2.
          ----------------                -------------

         "Letter of Credit Commitment" means the Issuer's obligation to issue
          ---------------------------
Letters of Credit pursuant to Section 2.1.2 and, with respect to each Lender,
                              -------------
the obligations of such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.
   -------------

         "Letter of Credit Outstandings" means, on any date, an amount equal to
          -----------------------------
the sum of

                 (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

                 plus
                 ----

                 (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "Level" means Level I, II, III or IV, as the case may be, set forth on
          -----
the Pricing Grid.

         "LIBO Rate" means the rate of interest per annum determined on the
          ---------
basis of the rate for deposits in Dollars in minimum amounts of at least $2,500,000 for a period equal to the applicable Interest Period which appears on the Telerate Page 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)). If, for any reason, such rate does not appear on Telerate Page 3750, then LIBO Rate shall be determined by the Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)) of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the Administrative Agent's applicable LIBO Rate Loan.

         "LIBO Rate Bid Margin" means, in respect of Competitive Bid Loans based
          --------------------
on the LIBO Rate, the margin above or below the applicable LIBO Rate offered for each such Competitive Bid Loan, expressed as a percentage (rounded to the nearest 1/10,000th of 1%) to be added to (or subtracted from) such LIBO Rate.

         "LIBO Rate Loan" means a Revolving Loan bearing interest, at all times
          --------------
during the Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

         "LIBOR Auction" means a solicitation of Competitive Bid Loan quotes
          -------------
pursuant to Section 2.8 hereof based on the LIBO Rate.
            -----------

         "LIBOR Office" means, relative to any Lender, the office of such Lender
          ------------
designated as such on Schedule I hereto or designated in the Lender Assignment
                      ----------
Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans or Competitive Bid Loans based on the LIBO Rate of such Lender hereunder.

         "Lien" means any security interest, mortgage, pledge, hypothecation,
          ----
assignment, asset-deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

         "Loan" means, as the context may require, either a Competitive Bid Loan
          ----
or a Revolving Loan.

         "Loan Commitment" means, relative to any Lender, such Lender's
          ---------------
obligation to make Revolving Loans pursuant to Section 2.1.1.
                                               -------------

         "Loan Documents" means this Agreement, the Notes, the Letters of
          --------------
Credit, the Guaranty and each other relevant agreement, document or instrument delivered in connection with this Agreement and the Notes, whether or not specifically mentioned herein or therein.

         "Long-Term Credit Agreement" means that certain Second Amended and
          --------------------------
Restated Revolving Credit Agreement, dated as of the date hereof, by and among the Borrower, the Agents and the financial institutions party thereto, as amended, supplemented, restated or otherwise modified from time to time.

         "Material Adverse Effect" means a material adverse effect on (i) the
          -----------------------
business, properties, condition (financial or otherwise), or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any other Obligor to perform its obligations under any of the Loan Documents, (iii) the validity or enforceability of any of the Loan Documents or (iv) the rights or remedies of the Agents or the Lenders under the Loan Documents.

         "Material Subsidiary" means Eddie Bauer, Inc., Newport News, Inc.,
          -------------------
First Consumers National Bank, Distribution Fulfillment Services, Inc., Spiegel Catalog, Inc., Ultimate Outlet Inc., Spiegel Publishing Company, Spiegel Acceptance Corporation and any other Subsidiary (excluding Spiegel Credit Corporation III) whose assets, income or sales exceed 5% of the consolidated assets, income or sales, respectively, of the Borrower and its consolidated Subsidiaries or any other Subsidiary so designated by the Borrower after the Effective Date.

         "Monthly Payment Date" means the last day of each month or, if any such
          --------------------
day is not a Business Day, the next succeeding Business Day.

         "Net Income" means, for any period, the net income of the Borrower and
          ----------
its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP including non-recurring income or loss but excluding extraordinary gain.

         "Net Proceeds" means the gross proceeds received by the Borrower or any
          ------------
of its Subsidiaries from a sale of their respective assets, less reasonable selling expenses and attorneys' fees incurred in connection therewith and taxes estimated in good faith to be payable as a result thereof, and other reasonable amounts agreed to by the Lenders that are incurred in connection with such sale; provided, that in the event that the actual taxes paid in respect of any such
--------
sale or other disposition are less than such estimated taxes at the time of such sale, "Net Proceeds" shall be deemed to include such difference on the date payment of such taxes is due.

         "Net Worth" means, on any date, the consolidated stockholders' equity
          ---------
of the Borrower and its Subsidiaries on such date, as calculated in accordance with GAAP plus any Subordinated Debt with a maturity date subsequent to the
          ----
Stated Maturity Date.

         "Note" means, as the context may require, a Competitive Bid Loan Note
          ----
or a Revolving Loan Note.

         "Obligations" means all obligations (monetary or otherwise) of the
          -----------
Borrower and each other Obligor arising under or in connection with this Agreement, the Notes, the Letters of Credit and each other Loan Document, including, without limitation, principal, interest, fees, expenses, indemnities and reimbursement obligations.

         "Obligor" means the Borrower or any other Person (other than any Agent,
          -------
the Issuer or any Lender) obligated under any Loan Document.

         "Organic Document" means, relative to the Borrower and any Obligor, as
          ----------------
applicable, its certificate of incorporation, its by-laws, its partnership certificate or its partnership agreement, operating agreement or its limited liability company certificate and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock or partnership interests, as the case may be.

         "Otto Family" is defined in the definition of "Otto Interest".
          -----------

         "Otto Interests" means (i) Werner Otto of Hamburg, Germany, his spouse
          --------------
and any of his lineal descendants and their respective spouses (collectively, the "Otto Family"), any Subsidiary of any members of the Otto Family, and any
     -----------
personal representative, trustee or other fiduciary acting in respect of the estate of any member of the Otto Family, and (ii) any trust which is solely for the benefit of one or more members of the Otto Family (whether or not any member of the Otto Family is a trustee of such trust) or principally for the benefit of one or more members of the Otto Family (provided that a member of the Otto Family is a trustee of such trust).

         "Participant" is defined in Section 10.11.
          -----------                -------------

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity
          ----
succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in
          ------------
section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Percentage" means, relative to any Lender, the percentage set forth on
          ----------
Schedule I hereto or set forth in a Lender Assignment Agreement, as such
----------
percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.
            -------------

         "Permitted Acquisition" means, at any time of determination, any
          ---------------------
Acquisition by the Borrower or any of its Subsidiaries with respect to which each of the following requirements are met:

                     (i) such Acquisition has been approved and recommended by the board of directors or general partner (or similar entity) of the Person to be acquired;

                     (ii) the Required Lenders shall have given their prior written consent to such Acquisition if it is a hostile Acquisition or if the subject of the Acquisition is not in the same or related businesses as those conducted by the Borrower and its Subsidiaries on the Effective Date;

                     (iii) the Borrower or such Subsidiary and/or the Person to be acquired, as appropriate, shall have furnished to the Administrative Agent, concurrently with the consummation of such Acquisition, such documents as the Administrative Agent or any Lender shall reasonably request;

                     (iv) the Borrower or such Subsidiary shall be the surviving person; and

                     (v) prior to and after giving effect to such Acquisition,
                  no Default (including under the provisions of Section 7.1.10)
                                                                --------------
                  shall have occurred and be continuing, or would result therefrom.

         "Person" means any natural person, corporation, partnership, firm,
          ------
limited liability company, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means any Pension Plan or Welfare Plan.
          ----

         "Pricing Grid" means the Pricing Grid attached hereto as Schedule III.
          ------------                                            ------------

         "Pricing Period" means that period beginning on the 55th day after the
          --------------
last day of a Fiscal Quarter and ending on the 54th day after the last day of the succeeding Fiscal Quarter.

         "Purchasing Lender" is defined in Section 2.9(b).
          -----------------                --------------

         "Quarterly Payment Date" means the day that is two Business Days after
          ----------------------
the end of the applicable Pricing Period.

         "Reimbursement Obligations" is defined in Section 2.6.3.
          -------------------------                -------------

         "Release" means a "release", as such term is defined in CERCLA.
          -------

         "Rent Expense" means, for any period, the total cash and non-cash
          ------------
rental expense that is payable by the Borrower and its Subsidiaries, on a consolidated basis for the retail and outlet store properties leased by the Borrower or any of its Subsidiaries.

         "Required Lenders" means, at any time,
          ----------------

                 (a) with respect to any provision of this Agreement other than the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to Section 8.3, Lenders
                                                       -----------
         whose Percentages equal or exceed 66 2/3%; or

                 (b) with respect to the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to
         Section 8.3, Lenders holding 66 2/3% or more of the aggregate
         -----------
         principal amount of the outstanding Loans and Letter of Credit Outstandings (excluding Competitive Bid Loans).

         "Reserves" means, in relation to any Lender, any reserve (including all
          --------
basic, emergency, supplemental, marginal and other reserves), reserve asset, capital reserve, minimum capital requirement, special deposit, insurance premium or assessment required by any Legal Requirement to be maintained or paid by such Lender for or with respect to (i) any deposit purchase in the London interbank foreign currency deposits market, (ii) any deposit represented by a certificate of deposit issued by any Lender, (iii) Loans made with the proceeds of any such deposits, (iv) the principal amount of or interest on any LIBO Rate Loan, or (v) any portion of the Commitment, including any reserves imposed under Regulation D and any amounts payable to the FDIC for insurance by the FDIC for time deposits made in Dollars.

     "Resource Conservation and Recovery Act" means the Resource Conservation
      --------------------------------------
and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to
time.                                     -- ---

         "Restricted Payments" is defined in Section 7.2.8.
          -------------------                -------------

         "Revolving Loan" is defined in Section 2.1.
          --------------                -----------

         "Revolving Loan Borrowing" means Revolving Loans of the same type and,
          ------------------------
in the case of LIBO Rate Loans, having the same Interest Period, made by all Lenders on the same Business Day and pursuant to the same Revolving Loan Borrowing Request in accordance with Section 2.1.
                                     -----------

         "Revolving Loan Borrowing Request" means a loan request and certificate
          --------------------------------
duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.
        ---------

         "Revolving Loan Note" means any promissory note of the Borrower in the
          -------------------
form of Exhibit A hereto (as such promissory note may be amended, endorsed or
        ---------
otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from Revolving Loans outstanding from such Lender, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Stated Amount" of each Letter of Credit means the total amount
          -------------
available to be drawn under such Letter of Credit upon the issuance thereof.

         "Stated Expiry Date" is defined in Section 2.6.
          ------------------                -----------

         "Stated Maturity Date" is defined in clause (a) of the definition of
          --------------------                ----------
"Commitment Termination Date".

         "Subordinated Debt" means indebtedness of the Borrower that is
          -----------------
subordinate to the Credit Extensions on terms that satisfy the provisions of Exhibit O hereto.
---------

         "Subsidiary" of a Person means (i) any corporation more than 50% of the
          ----------
outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, joint venture, limited liability company or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Syndication Agent" is defined in the preamble.
          -----------------                    --------

         "Tangible Net Worth" means the consolidated stockholders' equity of the
          ------------------
Borrower and its Subsidiaries as calculated in accordance with GAAP, minus the
                                                                     -----
aggregate amount of
intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

         "Taxes" is defined in Section 4.6.
          -----                -----------

         "Terminating Lender" is defined in Section 2.9(b).
          ------------------                --------------

         "Termination Notice" is defined in Section 2.9(b).
          ------------------                --------------

         "Total Borrowed Funds" means, as of any date, without duplication, an
          --------------------
amount equal to the consolidated Indebtedness of the Borrower and its Subsidiaries comprising borrowed money, drawn trade letters of credit, standby letters of credit, mandatorily redeemable stock, Capitalized Lease Liabilities, and Subordinated Debt with a maturity date on or prior to the "Stated Maturity Date" (as defined in the Long-Term Credit Agreement), and all Contingent Liabilities with respect to the foregoing.

     "Total Leverage Ratio" means, as of the last day of any Fiscal Quarter, the
      --------------------
ratio of

            (a) Total Borrowed Funds as of such date

            to
            --

            (b) Net Worth as of such date.

         "type" means, relative to any Revolving Loan, the portion thereof, if
          ----
any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ---
States and the District of Columbia.

         "Weighted Life to Maturity" means, with respect to any loan, as at the
          -------------------------
time of determination, the number of years obtained by dividing the then Remaining Dollar-years of such loan by the outstanding principal amount of such loan. The term "Remaining Dollar-years" of such loan means the product obtained by (i) multiplying (1) the amount of each then remaining required principal payment (including repayment at final maturity, by (2) the number of years (calculated to the nearest one-twelfth) which will elapse between the time of determination and the date such required repayment is due, and (ii) totaling all the products obtained in (i).

         "Welfare Plan" means a "welfare plan", as such term is defined in
          ------------
section 3(1) of ERISA.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of
          -----------------------
the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, limited liability company, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

     SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context
                  --------------------
otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Revolving Loan Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3. Cross-References. Unless otherwise specified, references in
                  ----------------
this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. Accounting and Financial Determinations. Unless otherwise
                  ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.6) shall be made, and all financial
                            -------------
statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") in
                                                                  ----
existence on the date hereof. If any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 6.5
                                                                   -----------
hereafter occur as a result of the promulgation of rules, regulations, pronouncements, or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), and the application thereof result in a change in the method of calculation of financial covenants, standards, or terms found in this Agreement, the Borrower and the Lenders agree to enter into good faith negotiations in order to amend such financial covenants, standards, or terms so as to equitably reflect such changes with the desired result that the evaluations of the Borrower's financial condition shall be the same after such changes as if such changes had not been made; provided, however, that until the
                                              --------  -------
parties hereto have reached a definitive agreement on such amendments, the Borrower's financial condition shall continue to be evaluated (with respect to other than the audited financial statements) on the same principles as those used in the preparation of the financial statements referred to in Section 6.5.
                                                                   -----------

                                   ARTICLE II

        COMMITMENTS, LOANS, BORROWING AND ISSUANCE PROCEDURES AND NOTES
                             AND LETTERS OF CREDIT

     SECTION 2.1. Commitments. On the terms and subject to the conditions of
                  -----------
this Agreement (including Article V),
                          ---------

          (a) each Lender severally agrees to make Revolving Loans pursuant to the Commitments described in this Section 2.1; and
                                       -----------

          (b) the Issuer agrees that it will issue Letters of Credit pursuant to Section 2.1.2, and each Lender severally agrees that it will participate
        -------------
     in such Letters of Credit in accordance with Section 2.6.1.
                                                  -------------
                                       20

     SECTION 2.1.2. Loan Commitment of Each Lender. From time to time on any
                    ------------------------------
Business Day occurring prior to the Commitment Termination Date, each Lender will make loans (relative to such Lender, and of any type, its "Revolving
                                                                ---------
Loans") to the Borrower equal to such Lender's Percentage of the aggregate
-----
amount of the Revolving Loan Borrowing requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may, prior to the Commitment Termination Date, from time to time borrow, prepay, repay and reborrow Revolving Loans.

     SECTION 2.1.3. Letter of Credit Commitment. From time to time on any
                    ---------------------------
Business Day occurring prior to the Commitment Termination Date, the Issuer will, subject to Section 2.6.1,
                 -------------

          (a)  issue one or more letters of credit (a "Letter of Credit") for
                                                       ----------------
     the account of the Borrower in the Stated Amount requested by the Borrower on such day; provided that the Stated Expiry Date of any Letter of Credit shall be no later than the Commitment Termination Date; or

          (b) extend the Stated Expiry Date of an existing Letter of Credit previously issued hereunder to a date not later than the Commitment Termination Date.

     SECTION 2.1.4. Lenders Not Permitted or Required To Make Revolving Loans.
                    ---------------------------------------------------------
No Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of

          (a) all Loans and Letter of Credit Outstandings of all Lenders would exceed the Commitment Amount, or

          (b) the Revolving Loans and Percentage of Letter of Credit Outstandings of such Lender would exceed such Lender's Percentage of the Commitment Amount.

     SECTION 2.1.5. Issuer Not Permitted or Required to Issue Letters of Credit.
                    -----------------------------------------------------------
The Issuer shall not be permitted or required to issue any Letter of Credit if, after giving effect thereto, the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Loans then
                    ----
outstanding would exceed the Commitment Amount. The Administrative Agent shall notify the Issuer if, after giving effect to the issuance of any such Letter of Credit, the sum referred to in the previous sentence would exceed the Commitment Amount.

     SECTION 2.2.   Reduction of Commitment Amount or Availability. The
                    ----------------------------------------------
Commitment Amount is subject to reduction from time to time pursuant to this
Section 2.2.
-----------

     SECTION 2.2.1. Mandatory Reductions.
                    --------------------

          (a)    INTENTIONALLY OMITTED.

          (b) For so long as the Borrower is at Level II, III or IV, the Commitment Amount (along with the "Commitment Amount" as defined in the Long-Term Credit Agreement) on a pro rata basis will be permanently reduced by:

               (i) except as specified in items (ii) and (iii) of this section and in Section 7.2.4(d), 100% of the Net Proceeds from the sale of assets of the Borrower or any of its Subsidiaries in excess of $15,000,000 in the aggregate since the Closing Date during the term of this Agreement (excluding Excluded Receivables);

               (ii) 50% of the Net Proceeds from the issuance of the Borrower's capital stock in excess of $15,000,000 in the aggregate during the term of this Agreement; provided, however, that such amount shall not include any issuance of the Borrower's capital stock to be 100% owned directly or indirectly by the Otto Interests on, immediately prior to, or after the Effective Date.

               (iii) 75% of the proceeds (net of any reasonable expenses) from the issuance of Subordinated Debt in excess of $25,000,000 in the aggregate during the term of this Agreement; provided, however, that such amount shall not include any indebtedness issued to the Otto Interests that is junior to Subordinated Debt, nor indebtedness issued as a replacement or pay-off for currently existing Subordinated Debt.

     In so reducing the Commitment Amount the Borrower shall comply with the provisions of clause (b) of Section 3.2.

     SECTION 2.2.2. Optional Reduction of Commitment Amount. Subject to
                    ---------------------------------------
compliance with the provisions of clause (b) of Section 3.2, the Borrower may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $25,000,000 and in an integral multiple of $5,000,000 in excess thereof.

     SECTION 2.2.3. Reduction Due to External Letters of Credit. The Borrower
                    -------------------------------------------
may have letters of credit outstanding which are not issued pursuant to this Agreement or the Long-Term Credit Agreement (the aggregate amount which is undrawn and available under all such letters of credit (plus the then aggregate amount of all unpaid and outstanding reimbursement obligations with respect thereto) at any time outstanding being referred to herein as the "External L.O.C. Amount"). For so long as the Borrower is at Level II, III or IV, the aggregate Commitment Amount plus the "Commitment Amount" as defined in the Long-Term Credit Agreement shall be unavailable by the amount by which the External L.O.C. Amount exceeds $200,000,000.

     SECTION 2.3.   Revolving Loan Borrowing Procedure. By delivering a
                    ----------------------------------
Revolving Loan Borrowing Request to the Administrative Agent (which shall promptly give notice thereof to each Lender) on or before 11:00 a.m., New York City time, on a Business Day, the Borrower may from time to time irrevocably request, on the same day (in the case of Base Rate Loans), and on not less than three Business Days' notice (in the case of LIBO Rate Loans) nor in any case on more than five Business Days' notice, that a Borrowing be made in a minimum amount of $10,000,000 (or $5,000,000, in the case of Base Rate Loans) and an integral multiple of

$1,000,000, or in the unused amount of the Commitment Amount. On the terms and subject to the conditions of this Agreement, each Revolving Loan Borrowing shall be comprised of the type of Revolving Loans, and shall be made on the Business Day, specified in such Revolving Loan Borrowing Request. On or before 12:00 noon New York City time (or as soon thereafter as is practicably possible in the case of Base Rate Loans), on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Revolving Loan Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent promptly upon receipt shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Revolving Loan Borrowing Request.

     SECTION 2.4. Continuation and Conversion Elections. By delivering a
                  -------------------------------------
Continuation/Conversion Notice to the Administrative Agent on or before 11:00 a.m., New York City time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000, of any Base Rate Loans or any LIBO Rate Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that each such conversion or continuation shall be pro rated among the applicable outstanding Revolving Loans of all Lenders to which such conversion or continuation is applicable, and no portion of the outstanding principal amount of any Revolving Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its
                  -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing, as the case may be, Dollar certificates of deposit in the U.S. or Dollar deposits in its LIBOR Office's interbank eurodollar market. The failure of any Lender to fund its obligation hereunder shall not excuse any other Lender from funding its obligation hereunder and no Lender shall be responsible for the failure of any other Lender to fund its obligation hereunder.

     SECTION 2.6. Issuance Procedures. By delivering to the Issuer an Issuance
                  -------------------
Request on a Business Day, the Borrower may, from time to time irrevocably request, on not less than two nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit, and not less than five Business Days' notice prior to the existing Stated Expiry Date (or, if a Letter of Credit has an automatic extension provision, at least five Business Days' notice prior to the date that such Letter of Credit will, by its terms, be extended or, if earlier, the date on which a notice from the Issuer is required to be delivered to the beneficiary of the Letter of Credit informing the beneficiary that the Letter of Credit will not be extended), in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, a Letter of Credit in such form as may be requested by the Borrower and approved by the Issuer, solely in support of obligations for the payment of goods and services and in support of financial obligations (including surety, bonding and performance obligations) arising in the ordinary course of the Borrower's and its Subsidiaries' business. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the Stated Maturity Date. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

     SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each
                    ----------------------------
Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender shall be deemed to have severally and irrevocably purchased, to the extent of its Percentage, a participation interest in such Letter of Credit (including the Contingent Liability of the Issuer with respect thereto and the obligation to pay to the Issuer the amount of any unreimbursed Disbursement thereunder), and such Lender shall, to the extent of its Percentage, be responsible for promptly paying to the Issuer such Lender's Percentage of any unreimbursed Disbursements under the Letter of Credit issued by the Issuer which have not been reimbursed by the Borrower in accordance with Sections 2.6.2 and 2.6.3. In addition, such Lender shall, to the extent of its Percentage, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.4.4 with respect to each Letter of Credit (other than the issuance and other fees payable to the Issuer of such Letter of Credit pursuant to the last sentence of Section 3.4.4), the interest payable pursuant to Section 2.6.2 and, if applicable, the interest payable pursuant to
Section 3.3.2 with respect to any Reimbursement Obligation not paid when due. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement. The Issuer shall notify each Lender on each Quarterly Payment Date of the outstanding amount of all Letters of Credit issued and outstanding hereunder.

     SECTION 2.6.2. Disbursements. The Issuer will notify the Borrower and the
                    -------------
Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit pursuant to the terms of such Letter of Credit. Prior to 12:00 noon, New York City time, on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate then in effect for Base Rate Loans for the period from the Disbursement Date through the date of such reimbursement.

     SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation")
                    -------------
of the Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse the Issuer, each

Lender's obligation under Section 2.6.1 to reimburse the Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (but only if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation or its participation obligation, as the case may be, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of the Issuer.

     SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the
                    --------------------
continuation of any Default of the type described in Section 8.1.9 (other than any default of the type described in Section 8.1.9(e)) or, with notice from the Administrative Agent with the approval of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

          (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding hereunder shall, without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

          (b) upon notification by the Administrative Agent to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer and in connection therewith the Borrower hereby grants to the Administrative Agent for the benefit of the Lenders a security interest in such cash to secure the Obligations. The Administrative Agent shall have the right to apply any such cash collateral to such Obligations as they become due and payable. At such time when the Defaults or Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the partial satisfaction of such Obligations.

     SECTION 2.6.5. Nature of Reimbursement Obligations. The Borrower and, to
                    -----------------------------------
the extent set forth in Section 2.6.1, each Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or wilful misconduct) shall not be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) the failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or wilful misconduct) shall be binding upon the Borrower and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower or any such Lender, as the case may be.

     SECTION 2.7. Notes. Each Lender's Revolving Loans under its Commitment
                  -----
shall be evidenced by a Revolving Loan Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Commitment Amount. Each Lender's Competitive Bid Loans under this Agreement shall be evidenced by a Competitive Bid Loan Note payable to the order of such Lender in a maximum principal amount equal to the original Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period, if any, applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

     SECTION 2.8. Competitive Bid Loans. Subject to the terms and conditions of
                  ---------------------
this Agreement (including Article V), each Lender severally agrees that the Borrower may request that Competitive Bid Loan Borrowings under this Section 2.8 be made from time to time on any Business Day prior to the date occurring fifteen Business Days prior to the Commitment Termination Date in the manner set forth below; provided, however, and subject to the following proviso, that following the making of each Competitive Bid Loan Borrowing, the aggregate amount of all Loans and Letter of Credit Outstandings then outstanding shall not exceed the

Commitment Amount; and provided, further, that the Borrower hereby agrees to make a mandatory prepayment of Loans on the date of each Competitive Bid Loan Borrowing with the proceeds of Competitive Bid Loans to the extent necessary to reduce the outstanding principal amount of all Loans (after giving effect to such Competitive Bid Loan Borrowing) plus all Letter of Credit Outstandings to an amount not in excess of the Commitment Amount.

          (a) Competitive Bid Loan Borrowing Request. The Borrower may request Competitive Bid Loan Borrowings under this Section 2.8 by delivering to the Administrative Agent, not later than 11:00 a.m., New York City time, on a Business Day, at least (x) five Business Days prior to the date of the proposed Competitive Bid Loan Borrowing (in the case of LIBOR Auctions) or
     (y) one Business Day prior to the date of the proposed Competitive Bid Loan Borrowing (in the case of an Absolute Rate Auction), a revocable Competitive Bid Loan Borrowing Request (which shall constitute an invitation to the Lenders to extend Competitive Bid Loan quotes to the Borrower, and which may contain requests for up to three different Competitive Bid Loan Borrowings), specifying

               (i) the proposed date (which shall be a Business Day) and aggregate principal amount or amounts of each Competitive Bid Loan to be made as part of such proposed Competitive Bid Loan Borrowing (each of which such Competitive Bid Loan shall be in a minimum principal amount of $10,000,000 and in an integral multiple of $1,000,000) (and, subject to the proviso contained in the first sentence of this Section, which principal amount may exceed the Commitment Amount then available to be borrowed),

               (ii) whether the Competitive Bid Loan quotes requested are to set forth a LIBO Rate Bid Margin or an Absolute Rate (or a combination thereof),

               (iii) the proposed maturity date or dates (each a "Competitive Bid Loan Maturity Date") for repayment of each Competitive Bid Loan to be made as part of such Competitive Bid Loan Borrowing (which maturity date or dates may not be earlier than 7 days (in the case of an Absolute Rate Auction) nor later than the earlier of the date occurring (A) six months after the date of such Competitive Bid Loan Borrowing in the case of a Competitive Bid Loan based on the LIBO Rate, (B) 180 days after the date of such Competitive Bid Loan Borrowing in the case of an Absolute Rate Loan, or (C) the Commitment Termination Date), and

               (iv) the proposed duration of the Interest Period applicable thereto.

          (b) Invitation for Competitive Bid Loan Offers. Promptly upon receipt of a Competitive Bid Loan Borrowing Request but in no event later than 2:30 p.m., New York City time, on the date of such receipt, the Administrative Agent shall send to the Lenders by facsimile an Invitation for Competitive Bid Loan Offers substantially in the form of Exhibit J attached hereto containing the information contained in the applicable Competitive Bid Loan Request and which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Loan quotes in response thereto.

          (c)  Submission and Contents of Competitive Bid Loan Offers.

               (i) If any Lender, in its sole discretion, elects to offer to make a Competitive Bid Loan to the Borrower as part of such proposed Competitive Bid Loan Borrowing at a rate of interest specified by such Lender in its sole discretion, it shall deliver to the Administrative Agent not later than (x) 11:00 a.m., New York City time, on the fourth Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:30 a.m., New York City time, on the proposed date of Borrowing, in the case of an Absolute Rate Auction, a Competitive Bid Loan Offer, which must comply with the requirements of this clause, in the form of Exhibit K hereto; provided, that Competitive Bid Loan quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) 10:45 a.m., New York City time, on the fourth Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:15 a.m., New York City time, on the proposed date of Borrowing, in the case of an Absolute Rate Auction. Subject to Articles V and VIII, such Competitive Bid Loan Offer shall be irrevocable, and shall specify

                    (A) the proposed date of Borrowing, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Loan Offers,

                    (B) the principal amount of the Competitive Bid Loan which such Lender would be willing to make as part of such proposed Competitive Bid Loan Borrowing, which principal amount may be greater than, less than or equal to such Lender's Percentage of the Commitment Amount, but which amount shall be in a minimum principal amount of $10,000,000 and in an integral multiple of $1,000,000,

                    (C) in the case of a LIBOR Auction, the LIBO Rate Bid
               Margin, and in the case of an Absolute Rate Auction, the Absolute Rate therefor, and

                    (D) the identity of the quoting Lender.

               (ii) Any Competitive Bid Loan Offer that:

                    (A) is not substantially in the form of Exhibit K hereto or does not specify all of the information required in clause (c) of this Section;

                    (B) contains qualifying, conditional or similar language;

                    (C) contains proposed terms other than or in addition to
               those set forth in the applicable Invitation for Competitive Bid Loan Offers; or

                    (D) arrives after the time set forth in clause (c) of this
               Section shall be disregarded by the Administrative Agent.

          (d) Notice to the Borrower. The Administrative Agent shall (by telephone confirmed by telecopy), by 1:00 p.m., New York City time (on the fourth Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction), and 10:30 a.m., New York City time (on the proposed date of Borrowing, in the case of an Absolute Rate Auction), notify the Borrower of the terms of any Competitive Bid Loan Offer submitted by a Lender that is in accordance with clause (c) of this Section. Any subsequent Competitive Bid Loan Offer of a Lender shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Loan Offer is submitted solely to correct a manifest error in such earlier Competitive Bid Loan Offer. The Administrative Agent's notice to the Borrower shall specify (i) the aggregate principal amount of Competitive Bid Loans for which offers have been received in respect of the related Invitation for Competitive Bid Loan Offers, (ii) the respective principal amounts and Competitive Bid Rates so offered, and (iii) the identity of such quoting Lenders.

          (e) Competitive Bid Loan Acceptance. The Borrower shall, in turn, before (x) 4:00 p.m., New York City time, on the fourth Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or (y) 12:00 (noon), New York City time, on the date of such proposed Competitive Bid Loan Borrowing, in the case of an Absolute Rate Auction, either

               (i)  irrevocably cancel the Competitive Bid Loan Borrowing

          Request that requested such Competitive Bid Loan Borrowing by giving the Administrative Agent (which shall promptly notify each Lender) telephonic notice (promptly confirmed in writing) to that effect (and, for purposes of this Section, a failure on the part of the Borrower to timely notify the Administrative Agent under the terms of this clause shall be deemed to be non-acceptance of all offers so notified to it pursuant to clause (d) above), or

               (ii) irrevocably accept, in its sole discretion, but subject to the other provisions of this Section 2.8, any one or more of the offers made by any Lender or Lenders pursuant to clause (d) above, in its sole discretion, by giving the Administrative Agent telephonic notice (and the Administrative Agent shall, promptly upon receiving such telephonic notice from the Borrower, notify each Lender whose Competitive Bid Loan Offer has been accepted) (promptly confirmed in writing by delivery to the Administrative Agent of a Competitive Bid Loan Acceptance in the form of Exhibit L, copies of which shall thereafter be forwarded to each of the Lenders) of

                    (A) the amount of the Competitive Bid Loan Borrowing to be made on such date,

          and

                    (B) the amount of the Competitive Bid Loan (which amount
               shall not be greater than, but which may be less than, the amount offered by such Lender for such Competitive Bid Loan pursuant to clause (d) above) to be made by such Lender as part of such Competitive Bid Loan Borrowing, and reject any remaining offers made by Lenders pursuant to clause (d) above by giving the Administrative Agent (which shall promptly give to the Lenders) notice to that effect;

          provided, however, that

                    (C) if the Borrower accepts any Competitive Bid Loan Offer, the Borrower must accept Competitive Bid Loan Offers based exclusively upon the successively lowest interest rate and no other criteria. If two or more Lenders submit Competitive Bid Loan Offers with identical interest rates for the same Interest Period and the Borrower accepts any thereof, the Borrower shall, subject to the first three sentences of this paragraph (C), accept all such Competitive Bid Loan Offers as nearly as possible in proportion to the amounts of such Competitive Bid Loan Offers; provided, that if the amount of Competitive Bid Loan Offers to be so allocated is not sufficient to enable each such Lender to make such Competitive Bid Loan Offer (or portions thereof) in an aggregate principal amount of $10,000,000 or, for amounts in excess thereof, an integral multiple of $1,000,000, the Borrower shall round the Competitive Bid Loan Offers (or portions thereof) allocated to such Lender or Lenders as the Borrower shall select as necessary to the nearest multiple of $1,000,000.

                    (D) the aggregate amount of the Competitive Bid Loan Offers accepted by the Borrower shall not exceed the principal amount specified in the applicable Competitive Bid Loan Borrowing Request,

                    (E) no Lender shall, without its prior written consent (in its sole discretion), be required to make a Competitive Bid Loan in a principal amount of less than $10,000,000 and larger integral multiples of $1,000,000;

                    (F) no bid shall be accepted for a Competitive Bid Loan
               unless such Competitive Bid Loan is in a minimum principal amount of $10,000,000 (except as provided in clause (D) above) and an integral multiple of $1,000,000 and is part of a Competitive Bid Loan Borrowing in a minimum principal amount of $25,000,000, and

                    (G) the Borrower may not accept any offer that is described in clause (c)(ii) of this Section, or that otherwise fails to comply with the requirements of this Agreement.

          (f) Funding of Competitive Bid Loans. Not later than 11:00 a.m., New York City time (in the case of a Borrowing based on a LIBOR Auction), and 1:00 p.m., New

     York City time (in the case of a Borrowing based on an Absolute Rate Auction), in each case on the date specified for each Competitive Bid Loan hereunder, each Lender participating therein shall make available the amount of the Competitive Bid Loan to be made by it on such date to the Administrative Agent in immediately available funds, for the account of the Borrower, such deposit to be made to an account maintained by the Administrative Agent, as the Administrative Agent shall specify from time to time by notice to the Lenders or as otherwise agreed to in writing by the Administrative Agent and the Borrower. The amount so received by the Administrative Agent shall promptly be made available to the Borrower by depositing the same in immediately available funds in an account of the Borrower notified to the Administrative Agent in writing.

     SECTION 2.9. Termination; Extension of Commitment Termination Date. The
                  -----------------------------------------------------
Commitments shall terminate and each Lender shall be relieved of its obligations to make any Loan or issue or risk-participate in any Letter of Credit on the Commitment Termination Date subject to the following:

          (a) Provided that no Default shall have occurred and be continuing, and if all of the representations and warranties contained in the Loan Documents shall be true and correct as of the date of such request, at least thirty (30) but not more than sixty (60) days before the existing Commitment Termination Date, the Borrower may provide the Administrative Agent with written notice that it desires to extend the Commitment Termination Date for an additional 364 days.

          (b) Upon receipt of the notice requesting extension of the Commitment Termination Date from the Borrower, the Administrative Agent will promptly provide copies of such notice to the Lenders. Each Lender shall notify the Administrative Agent of its consent to or rejection (such notice of rejection being a "Termination Notice") of the extension of the Commitment Termination Date (by telecopier or by telephone (confirmed in writing promptly thereafter)) on or before one (1) Business Day prior to the earlier to occur of (i) ten (10) days before the existing Commitment Termination Date and (ii) thirty (30) days after being notified by the Administrative Agent of such request. The failure of any Lender to timely notify the Administrative Agent of its consent or rejection pursuant to this clause (b) shall be deemed to be a rejection by such Lender of such extension request, and such Lender shall be a "Terminating Lender" hereunder and such Lender shall be deemed to have given (and the Administrative Agent deemed to have received) a Termination Notice hereunder. Promptly after the applicable response date, the Administrative Agent shall give each non-Terminating Lender and the Borrower notice of its receipt (or deemed receipt) or non-receipt of Termination Notices. If the Administrative Agent has notified the Borrower of its receipt (or deemed receipt) of Termination Notices, the Borrower shall then have the right to have each Terminating Lender's Commitment assigned to and assumed by, one or more eligible Assignee Lenders (which are not Terminating Lenders and may be non-Terminating Lenders) as purchasing lenders under this Agreement (in such capacity, each a "Purchasing Lender") to replace such Terminating Lender.

          (c) On any Commitment Termination Date if (i) the aggregate amount of the Commitments which have not been the subject of a Termination Notice given or deemed given pursuant to Section 2.9(b) plus any Commitments to be assumed by Purchasing Lender(s) equals at least 90% of the Commitment Amount existing as of the date the Borrower provided written notice to the Administrative Agent under Section 2.9(a), (ii) no Default has occurred and is continuing on and as of such Commitment Termination Date, and (iii) the representations and warranties contained in the Loan Documents are true and correct on and as of such Commitment Termination Date, then the Administrative Agent shall so notify the Borrower, and the following shall occur: (1) the Commitment Termination Date shall be automatically extended for 364 days for all of the Lenders other than the Terminating Lenders, (2) the Terminating Lender(s) (upon payment in full of all of the Obligations owed to them on and as of such date by the Borrower and/or the Purchasing Lenders) shall cease to be Lenders hereunder on the existing Commitment Termination Date, (3) the Purchasing Lenders shall become Lenders hereunder on such Commitment Termination Date, (4) the Commitment Amount shall be automatically reduced on such Commitment Termination Date by the amount, if any, that the Commitment Amount exceeds the aggregate Commitments of the Lenders (after giving effect to any Commitments to be assumed by Purchasing Lender(s)) and (5) the aggregate outstanding Loans and Letter of Credit Outstandings shall not exceed the resulting Commitment Amount. The transfer of Commitments and/or outstanding Obligations from Terminating Lenders to Purchasing Lenders shall take place as of the applicable Commitment Termination Date, and pursuant to the execution, delivery, acceptance and recording of, a Lender Assignment Agreement in accordance with the procedures set forth in Section 10.11.1; provided, that either the Borrower or the Purchasing Lender shall pay the fee required by Section 10.11.1.

          (d) On any applicable Commitment Termination Date if (i) the aggregate amount of the Commitments which have not been the subject of a Termination Notice given or deemed given pursuant to Section 2.9(b) plus any Commitments to be assumed by Purchasing Lender(s) is less than 90% of the Commitment Amount existing as of the date the Borrower provided written notice to the Administrative Agent under Section 2.9(a), (ii) a Default has occurred and is continuing on and as of such Commitment Termination Date,
     (iii) the representations and warranties contained in the Loan Documents are not true and correct on and as of such Commitment Termination Date, or
     (iv) each Terminating Lender shall not have been fully paid all of the Obligations owed to it on and as of such Commitment Termination Date, then the Commitment Termination Date shall not be extended and, irrespective of whether a Lender has sent or has not sent a Termination Notice as provided in Section 2.9(b), the Commitment Termination Date shall not be extended and no Purchasing Lender shall assume a Commitment pursuant to this Section 2.9.

          (e) Each Terminating Lender shall have no further obligation or Commitment hereunder following the date on which it is terminated as a Lender under this Agreement as provided herein other than any obligations accruing on or prior to such date on which it is terminated as a Lender under this Agreement as provided herein and its rights under Section 10.5 shall continue.

                                  ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. Repayment. The Borrower shall make the following repayments of
                  ---------
the Loans:

          (a) Subject to clause (b) of Section 3.2, the Borrower shall repay in full the entire unpaid principal amount of each Revolving Loan upon the Commitment Termination Date and each Competitive Bid Loan upon the Competitive Bid Loan Maturity Date therefor.

          (b)  The Borrower shall, immediately upon the acceleration pursuant to
     Section 8.2 or Section 8.3, repay the aggregate unpaid principal amount of all Loans then accelerated.

     SECTION 3.2. Prepayments. The Borrower may (in the case of clause (a)) and
                  -----------
shall (in the case of each other clause) make the following prepayments of the Revolving Loans (Competitive Bid Loans may not be voluntarily prepaid):

          (a) The Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving Loans; provided, however, that

               (i) any such prepayment shall be made among Revolving Loans pro rata to each Lender (according to the respective Percentages of the Lenders) as directed by the Borrower and absent such direction shall be made pro rata among Revolving Loans of the same type and, if applicable, having the same Interest Period, of all Lenders;

               (ii) all such voluntary prepayments shall require at least same day prior written notice to the Administrative Agent (in the case of Base Rate Loans) and at least two (in the case of LIBO Rate Loans, provided the Borrower pays all related break funding costs) but no more than five (in the case of Base Rate or LIBO Rate Loans) Business Days' prior written notice to the Administrative Agent; and

               (iii) all such voluntary partial prepayments shall be in an aggregate minimum amount of $20,000,000 (or $5,000,000, in the case of Base Rate Loans) and an integral multiple of $5,000,000.

          (b) The Borrower shall, on each date when any reduction in the Commitment Amount (or the availability thereof) shall become effective, including pursuant to Section 2.2, make a mandatory prepayment of all Loans, and if required, deliver cash collateral for Letter of Credit Outstandings, equal to the excess, if any, of the aggregate outstanding principal amount of all Loans and Letter of Credit Outstandings over the Commitment Amount as so reduced (or as so available). The Borrower shall also make a mandatory prepayment of all Loans equal to the Net Proceeds received from the sale of the Fisher Road warehouse facility, located in Columbus, Ohio, in accordance with Section 7.2.4(d) hereof; provided, that such mandatory prepayment shall be allocated between the Loans hereunder and the "Loans" as defined in the Long-Term Credit Agreement on a pro rata basis based on the Commitment Amount hereunder and the "Commitment Amount" under the Long-Term Credit Agreement.

          (c) Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, but shall be subject to Section 4.4. No voluntary prepayment of principal of any Loans prior to the Commitment Termination Date pursuant to clause (a) shall cause a reduction in the Commitment Amount.

     SECTION 3.3.   Interest Provisions. Interest on the outstanding principal
                    -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.3.

     SECTION 3.3.1. Rates. Pursuant to an appropriately delivered Revolving Loan
                    -----
Borrowing Request, Competitive Bid Loan Borrowing Request or
Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at the rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Base Rate Margin;

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate for such Interest Period plus the Applicable LIBO Rate Margin plus any additional amount requested by any Lender to reflect all additional amounts to be incurred by such Lender in respect of such LIBO Rate Loan in obtaining and holding any deposit so acquired in providing such LIBO Rate Loans and in maintaining or paying any Reserves existing as of the first day of such interest period to the extent not otherwise included in the definition of "LIBO Rate";

          (c) on that portion maintained as a Competitive Bid Loan, during each Interest Period applicable thereto, equal to the applicable Competitive Bid Rate specified by the Lender making such Competitive Bid Loan in the Competitive Bid Loan Offer delivered by such Lender and accepted by the Borrower pursuant to Section 2.8.

All LIBO Rate Loans and Competitive Bid Loans shall bear interest from and including the first day of the applicable Interest Period to (but excluding) the last day of such Interest Period at the interest rate determined as applicable to such Loan.

     SECTION 3.3.2. Post-Maturity Rates. After the date any principal amount of
                    -------------------
any Loan is due and payable (whether on the Commitment Termination Date, Competitive Bid Loan Maturity Dates, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus the Applicable Base Rate Margin, the LIBO Rate plus the Applicable LIBO Rate Margin or the applicable Competitive Bid Rate as then accruing on the Loans outstanding plus a margin of 2% in each case. The Administrative Agent agrees to promptly notify the Borrower of such post-maturity rates but the failure to so notify shall not affect such rates.

     SECTION 3.3.3. Payment Dates. Interest accrued on each Loan shall be
                    -------------
payable, without duplication:

          (a) on the Commitment Termination Date;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan, with respect to the amount so paid or prepaid;

          (c) with respect to Base Rate Loans, on each Monthly Payment Date occurring after the date of the initial Borrowing hereunder;

          (d) with respect to LIBO Rate Loans or Competitive Bid Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days (in the case of Absolute Rate Loans) or three months (in the case of LIBO Rate Loans or Competitive Bid Loans based on the LIBO
     Rate), on each 90th day (in the case of Absolute Rate Loans) or three month (in the case of LIBO Rate Loans or Competitive Bid Loans based on the LIBO
     Rate) anniversary of the first day of the applicable Interest Period for such Loan occurring during such Interest Period);

          (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

          (f) on that portion of any Loans which is accelerated pursuant to
     Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Commitment Termination Date, Competitive Bid Loan Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.4.   Fees. The Borrower agrees to pay the fees set forth in this
                    ----
Section 3.4. All such fees shall be non-refundable.

     SECTION 3.4.1. Front-End Fee. The Borrower agrees to pay to the
                    -------------
Administrative Agent on the Effective Date for the account of each Lender a one-time fee calculated and paid on each Lender's initial Commitment in an amount as agreed between the Borrower and each Lender.

     SECTION 3.4.2. Facility Fee. The Borrower agrees to pay to the
                    ------------
Administrative Agent for the account of each Lender, for the period (including any portion thereof when its Commitment is suspended by reason of the Borrower's inability to satisfy any condition of Article V or partially unavailable because of the provisions of Sections 2.2.1(a) and 2.2.3) commencing on the Effective Date and continuing through the Commitment Termination Date, a facility fee at the then applicable rate set forth in the Pricing Grid on such Lender's Percentage of the Commitment Amount. Such facility fees shall be payable by the Borrower in arrears, on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Commitment Termination Date.

     SECTION 3.4.3. Administrative Agent's Fee. The Borrower agrees to pay to
                    --------------------------
the Administrative Agent, for its own account, an administrative agent's fee in an annual amount and on the dates agreed to between the Borrower and the Administrative Agent.

     SECTION 3.4.4. Letter of Credit Fee. The Borrower agrees to pay to the
                    --------------------
Issuer, for the pro rata account of the Issuer and each other Lender, a Letter of Credit fee on the average Letter of Credit Outstandings set forth in clause
(a) of the definition thereof during the applicable Pricing Period in an amount equal to the then applicable rate set forth in the Pricing Grid, such fees to be payable on each Quarterly Payment Date in arrears. The Borrower agrees to pay the Issuer for its own account, an issuance fee, an administrative fee, amendment fee and extension fee in such amounts and on dates agreed to between the Borrower and the Issuer.

     SECTION 3.4.5. Auction Fee. The Borrower agrees to pay to the
                    -----------
Administrative Agent, for its own account, an auction fee for administering each Competitive Bid Loan auction under Section 2.8 in an amount and to be paid on such dates as agreed between the Borrower and the Administrative Agent.

     SECTION 3.4.6. Arranger Fee. The Borrower agrees to pay to each of the
                    ------------
Arrangers, for their own respective accounts, an up-front arranger fee on the Effective Date in an amount agreed to by the Borrower and each Arranger.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1.   Fixed Rate Lending Unlawful. If any Lender shall determine
                    ---------------------------
in good faith (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2.   Deposits Unavailable. If the Administrative Agent, or any
                    --------------------
Lenders whose Percentages equal or exceed 35% upon notice to the Administrative Agent, shall have determined in good faith that

     SECTION 4.2.1. Dollar certificates of deposit or Dollar deposits, as the
                    ---------------------------------------------------------
case may be, in the relevant amount and for the relevant Interest Period are not
--------------------------------------------------------------------------------
available to it in its relevant market; or
------------------------------------------

          (a) adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans or Competitive Bid Loans based on the LIBO Rate,

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Sections 2.3 and 2.4 and 2.8 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans or Competitive Bid Loans based on the LIBO Rate shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3. Increased Loan Costs, etc. The Borrower agrees to reimburse
                  -------------------------
each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss
                  --------------
or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan or Competitive Bid Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans or any Competitive Bid Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 2.2.2, 3.1, 3.2 or otherwise;

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Revolving Loan Borrowing Request therefor other than by reason of the fault of any such Lender; or

          (c) any Loans not being made as Competitive Bid Loans in accordance with the Competitive Bid Loan Borrowing Request therefor other than by reason of the fault of any such Lender; or

          (d) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor other than by reason of the fault of any such Lender,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.5. Increased Capital Costs. If any change in, or the
                  -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline or decision (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans made, or the Letters of Credit issued or participated in, by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it uses with other customers which have similar arrangements, and, if done in good faith, shall, in the absence of manifest error, be conclusive.

     SECTION 4.6. Taxes. All payments by the Borrower of principal of, and
                  -----
interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's income or receipts by the jurisdictions where such Lender is organized or maintains a place of business (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

          (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Administrative Agent an official receipt or other documentation reasonably satisfactory to the Administrative Agent (with copies to each of the affected Lenders) evidencing such payment to such authority; and

          (c) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against any Agent or any Lender with respect to any payment received by such Agent or such Lender hereunder, such Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses resulting from the Borrower's omission in reimbursing such Agent or such Lender sooner) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the applicable Lender, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     The Administrative Agent shall request that each Lender that is organized under the laws of a jurisdiction other than the United States, prior to the date of the initial Credit Extension and annually thereafter, execute and deliver to the Borrower and the Administrative Agent, one or more copies (as the Borrower or the Administrative Agent may reasonably request) of United States Internal Revenue Service Form W-8BEN or Form W-8ECI or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

     SECTION 4.7. Payments, Computations, etc. (a) Unless otherwise expressly
                  ---------------------------
provided, all payments by the Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment.

          (a) All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 2:00 p.m., New York City time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender; provided, that if the Administrative Agent receives such funds after 3:00 p.m., New York City time, it may remit such payments to the Lenders on the next Business Day (with accrued interest on such amount, to the extent the Administrative Agent has received interest on such amount from the Borrower).

          (b) All interest and fees (including the fees payable in accordance with Section 3.4) shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (i) determined in accordance with clause (a) of the definition of Alternate Base Rate, 365 days or, if appropriate, 366 days or (ii) determined in accordance with clause (b) of the definition of Alternate Base Rate, 360 days).

          (c) Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans or Competitive Bid Loans based on the LIBO Rate) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8. Sharing of Payments. If any Lender shall obtain any payment
                  -------------------
or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 and 4.6) in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

          (a) the amount of such selling Lender's required repayment to the purchasing Lender to

          (b) the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9. Setoff. Each Lender shall, upon the occurrence of any Default
                  ------
described in clauses (a) through (d) of Section 8.1.9, or upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits (general or special), accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 4.10. Use of Proceeds. The Borrower shall apply the proceeds of
                   ---------------
each Borrowing (i) for working capital for the Borrower and its Subsidiaries,
(ii) to refinance certain existing Indebtedness of the Borrower and its Subsidiaries, (iii) for other general corporate purposes of the Borrower and its Subsidiaries and (iv) to pay fees and expenses in connection with the financing under this Agreement; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.

     SECTION 4.11. Reserves. If at any time during the term of this Agreement,
                   --------
any Lender shall be required by any Legal Requirement to maintain any Reserves in respect of any LIBO Rate Loans or Competitive Bid Loans based on the LIBO Rate, other than Reserves existing as of the date of the making of such Loans and included in the calculation of LIBO Rate, the LIBO Rate or LIBO Rate Bid Margin, as applicable, shall be adjusted to reflect all additional costs incurred or to be incurred by such Lender in maintaining such Reserves. Such costs shall be computed by determining the amount by which such Legal Requirement effectively increases the cost to such Lender of obtaining deposits of Dollars in the London interbank foreign currency deposits market or certificate of deposit market in an amount approximately equal to the LIBO Rate Loan or the Competitive Bid Loan based on the LIBO Rate, as applicable. The determination by any Lender of the amount of such costs and the allocations, if any, of such costs among the Borrower and other customers which have arrangements with such Lender similar to the making of the LIBO Rate Loans and Competitive Bid Loans based on the LIBO Rate hereunder, if done in good faith and, with respect to such allocation, on an equitable basis, shall, in the absence of manifest error, be conclusive and shall be provided to the Borrower in a notice from any such Lender.

     SECTION 4.12. Change in Applicable Lending Office. Each Lender agrees that,
                   -----------------------------------
upon the occurrence of any event giving rise to the operation of Section 4.1, 4.3, 4.5 or 4.6 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal, regulatory or other disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 4.12 shall affect or postpone any of the Obligations of the Borrower or the right of any Lender provided in any of Sections 4.1, 4.3, 4.5 or 4.6.

                                   ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

     SECTION 5.1.  Initial Credit Extension. The obligations of the Lenders and
                   ------------------------
the Issuer to fund the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this
Section 5.1.

     SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have
                    ----------------
received from the Borrower with sufficient copies for each Lender a certificate, dated the date of the initial Credit Extension, of an Authorized Officer of the Borrower certifying the following:

          (a) resolutions of the Board Committee of the Borrower then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by or on behalf of the Borrower,

          (b) true, correct and complete copies of the Articles of Incorporation and the By-Laws of the Borrower, which documents shall be in form and substance satisfactory to the Administrative Agent, and

          (c) the incumbency and signatures of those officers of the Borrower authorized to act on behalf of the Borrower with respect to this Agreement, the Notes and each other Loan Document executed by the Borrower, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of an Authorized Officer of the Borrower canceling or amending such prior certificate.

     SECTION 5.1.2. Delivery of Certain Documents. The Administrative Agent
                    -----------------------------
shall have received with sufficient copies for each Lender the following documents, agreements or instruments:

          (a) a certificate of good standing of the Borrower, certified as of a recent date by the appropriate governmental officer in Delaware; and

          (b) copies of the Organic Documents of each Obligor other than the Borrower, together with all amendments thereto, and a certificate of good standing, in each case certified as of a recent date by the appropriate governmental officer in its jurisdiction of incorporation for certain Subsidiaries.

     SECTION 5.1.3. Delivery of Notes. Each Lender shall have received, for its
                    -----------------
own account, its Revolving Loan Note and its Competitive Bid Loan Note duly executed and delivered by and on behalf of the Borrower.

     SECTION 5.1.4. Payment of Outstanding Indebtedness, etc. All Indebtedness
                    ----------------------------------------
identified in Item 7.2.1(b) ("Indebtedness to be Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing), and the Administrative Agent shall have received payoff letters for the Indebtedness identified in Item 7.2.1(b) ("Indebtedness to be Paid") of the Disclosure Schedule.

     SECTION 5.1.5. Assumption of Outstanding Indebtedness, etc. All
                    -------------------------------------------
Indebtedness identified in Item 7.2.1(c) ("Ongoing Indebtedness") of the Disclosure Schedule as Indebtedness to be assumed shall have been assumed by the Borrower.

     SECTION 5.1.6. Closing Date Certificate. The Administrative Agent shall
                    ------------------------
have received with sufficient copies for each Lender the Closing Date Certificate, dated the date of the initial Credit Extension and duly executed by an Authorized Officer of the Borrower, in which the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Closing Date Certificate shall be in form and substance satisfactory to the Lenders.

     SECTION 5.1.7.  Opinions of Counsel. The Administrative Agent shall have
                     -------------------
received with sufficient copies for each Lender opinions, dated the date of the initial Credit Extension and addressed to the Arrangers and all Lenders, from

          (a)  the following counsel:

               (i) Michael R. Moran, General Counsel of the Borrower, in substantially the form of Exhibit M-1 hereto; and

               (ii) Rooks, Pitts and Poust, counsel to the Borrower and the other Obligors, in substantially the form of Exhibit M-2 hereto.

     SECTION 5.1.8.  Guaranty. The Administrative Agent shall have received the
                     --------
Guaranty in substantially the form of Exhibit N, dated the date hereof, duly executed by each Material Subsidiary other than First Consumers National Bank and Spiegel Acceptance Corporation.

     SECTION 5.1.9.  Insurance. The Administrative Agent shall have received
                     ---------
with sufficient copies for each Lender a schedule of the policies of insurance maintained and in effect on the Effective Date as required pursuant to Section 7.1.4, certified by an Authorized Officer of the Borrower.

     SECTION 5.1.10. Pro Forma Compliance Certificate and Auditor's Reliance
                     -------------------------------------------------------
Letter. The Administrative Agent shall have received, with counterparts for each
------
Lender, an initial Compliance Certificate as of April 1, 2000, duly executed (and with all schedules thereto duly completed) and a letter from the Borrower to the Borrower's independent public accountants substantially in the form of Exhibit P, all delivered by a financial or accounting Authorized Officer of the Borrower.

     SECTION 5.1.11. Closing Fees, Expenses, etc. The Administrative Agent shall
                     ---------------------------
have received for its own account, or for the account of each Lender entitled thereto, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.4 and 10.3, and the Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to Section 10.3 and the Lenders shall have received all amounts then due as prescribed by
Schedule IV.

     SECTION 5.1.12. Document Review. The Administrative Agent shall have
                     ---------------
received and reviewed to its satisfaction all documents, instruments, information, approvals, and opinions relating to the Borrower as the Administrative Agent may reasonably request.

     SECTION 5.1.13. Simultaneous Closing of Long-Term Credit Agreement. The
                     --------------------------------------------------
Long-Term Credit Agreement shall close on or concurrently with the satisfaction of each condition under this Section 5.1.

     SECTION 5.1.14. Support Letter. The Administrative Agent shall have
                     --------------
received from Otto Versand (GmbH & Co) a signed Letter of Support to be in the form of Exhibit Q hereto.

     SECTION 5.2.    All Credit Extensions. The obligation of each Lender to
                     ---------------------
fund any Loan on the occasion of any Credit Extensions (including the initial Credit Extensions) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

     SECTION 5.2.1.  Compliance with Warranties, No Default, etc. Both before
                     -------------------------------------------
and after giving effect to any Credit Extensions the following statements shall be true and correct:

          (a) the representations and warranties set forth in Article VI (excluding, in the case of any Loan the proceeds of which are used entirely to repay outstanding Loans, those contained in Sections 6.6 and 6.7) and those contained in each other Loan Document shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b) no Default shall have then occurred and be continuing or would result from the transactions contemplated by this Agreement and the Loan Documents, and none of the Borrower, the other Obligors, or any of their respective Subsidiaries are in material violation of any law, governmental regulation, court order or decree, which violation would reasonably be expected to have a Material Adverse Effect.

     SECTION 5.2.2.  Credit Extension Request. The Administrative Agent shall
                     ------------------------
have received a Revolving Loan Borrowing Request or a Competitive Bid Loan Borrowing Request if Loans are being requested, or the Issuer shall have received an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Revolving Loan Borrowing Request, a Competitive Bid Loan Borrowing Request or an Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in
Section 5.2.1 are true and correct.

     SECTION 5.2.3.  Satisfactory Legal Form. All documents executed or
                     -----------------------
submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; and the Administrative Agent shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent may reasonably request.

     SECTION 5.2.4.  Acquisition Funding. To the extent that any Credit
                     -------------------
Extension will be used in connection with any Acquisition, such Acquisition shall satisfy the terms of a "Permitted Acquisition" and the Borrower shall deliver to the Lenders a Compliance Certificate, attaching such pro forma financial and other information (after giving effect to the applicable

Acquisition and the making of the requested Loans) as shall be necessary to evidence that no Event of Default or Default will occur.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuer and the Agents to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants as set forth in this Article VI.

     SECTION 6.1. Organization, etc. The Borrower is a corporation and each of
                  -----------------
its Subsidiaries (if any) is validly organized and existing and in good standing under the laws of the state of its organization or incorporation, as applicable, is duly qualified to do business and is in good standing as a foreign partnership or corporation, as applicable, in each jurisdiction where the failure to be so qualified could have a Material Adverse Effect and has full partnership or corporate power and authority, as applicable, and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution,
                  -----------------------------------------
delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, are within the Borrower's and each such Obligor's partnership or corporate powers, as applicable, have been duly authorized by all necessary partnership or corporate action, as applicable, and do not

          (a)  contravene the Borrower's or any such Obligor's Organic
     Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any Obligor's properties, except pursuant to the terms of a Loan Document.

     SECTION 6.3. Government Approval, Regulation, etc.; Investment Company Act;
                  -------------------------------------------------------------
Public Utility Holding Company Act. Except as disclosed in Item 6.3
----------------------------------
("Approvals") of the Disclosure Schedule, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4. Validity, etc. This Agreement constitutes, and the Notes and
                  -------------
each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency or similar laws from time to time in effect that affect creditors rights generally; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency or similar laws from time to time in effect that affect creditors rights generally.

     SECTION 6.5. Financial Information. The (a) audited balance sheet of the
                  ---------------------
Borrower as at January 1, 2000, and the related statements of operations and cash flow of the Borrower, and (b) unaudited balance sheet of the Borrower for the Fiscal Quarter ended April 1, 2000 and the related statements of income and cash flow of the Borrower, copies of which have been furnished to each Lender, have in each case been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Borrower as at the dates thereof and the results of its operations for the periods then ended.

     SECTION 6.6. No Material Adverse Change. Since January 1, 2000, there has
                  --------------------------
been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries.

     SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or,
                  ------------------------------------
to the knowledge of the Borrower, threatened litigation, arbitration, governmental investigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which would reasonably be expected to have a Material Adverse Effect except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

     SECTION 6.8. Compliance With Laws: Authorizations. The Borrower and its
                  ------------------------------------
Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government, or any instrumentality or agency thereof, having jurisdiction over the conduct of its businesses or the ownership of its properties, including, without limitation, those relating to public health and safety and protection of the environment, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a Material Adverse Effect. The Borrower and its Subsidiaries have obtained all Authorizations necessary and appropriate to own and operate their respective properties and all such Authorizations are in full force and effect, except where the failure to so obtain such Authorizations or to so keep such Authorizations in full force and effect would not reasonably be expected to have a Material Adverse Effect.

     SECTION 6.9.   Taxes. Each of the Borrower and its Subsidiaries has filed
                    -----
all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except, in each case, any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.10.  Pension and Welfare Plans. During the
                    -------------------------
twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.10 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 6.11.  Environmental Warranties. Except as set forth in Item 6.11
                    ------------------------
("Environmental Matters") of the Disclosure Schedule,

          (a) neither the Borrower nor any Subsidiary has in the past or is presently operating its business in such a manner as to violate any Environmental Law, except for such violations that would not reasonably be expected to have a Material Adverse Effect;

          (b) there are no pending nor, to the best of Borrower's knowledge, threatened lawsuits, administrative proceedings, or investigations against the Borrower or any Subsidiary that allege violations of Environmental Laws, except for such lawsuits, administrative proceedings, or investigations as would not reasonably be expected to have a Material Adverse Effect;

          (c) to the best of Borrower's knowledge, no Hazardous Materials have been placed, deposited or disposed of on any real property which the Borrower or any Subsidiary owned or operated in the past or owns or operates at present in such concentrations, quantities, or circumstances which are reasonably likely to result in material expenditures in connection with removal or response costs pursuant to any Environmental Law; and

          (d) to the best of the Borrower's knowledge, no Hazardous Materials generated in the course of Borrower's or any Subsidiaries' business have been placed, deposited or disposed of on the real property of any other Person in circumstances which are reasonably likely to result in the expenditure of material removal or response costs pursuant to any Environmental Laws.

     SECTION 6.12.  Regulations U and X. The Borrower is not engaged in the
                    -------------------
business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used for a purpose which violates, or would be inconsistent with,

F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.13.  Subsidiaries. The Borrower has no Subsidiaries, except those
                    ------------
Subsidiaries

          (a) which are identified in Item 6.13 ("Existing Subsidiaries") of the Disclosure Schedule; or

          (b)   which are permitted to have been acquired in accordance with
     Section 7.1.10 or 7.2.3.

     SECTION 6.14.  Ownership of Properties. The Borrower and each of its
                    -----------------------
Subsidiaries owns good and defensible title to all of their respective properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), in each case, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.2.

     SECTION 6.15.  Absence of Default. Neither the Borrower nor any of its
                    ------------------
Subsidiaries is in default in the payment of or in the performance of any obligation applicable to any outstanding Indebtedness including, without limitation, any Default hereunder.

     SECTION 6.16.  Accuracy of Information. All factual information heretofore
                    -----------------------
or contemporaneously furnished by the Borrower or the Otto Interests in writing to any Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to any Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agents and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

                                  ARTICLE VII

                                    COVENANTS

     SECTION 7.1.   Affirmative Covenants. The Borrower agrees with the Agents,
                    ---------------------
the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.

     SECTION 7.1.1. Financial Information, Reports, Notices, etc. The Borrower
                    --------------------------------------------
will furnish, or will cause to be furnished, to each Lender, the Issuer and the Administrative Agent copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 55 days after the end of each Fiscal Quarter, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and a consolidated statement of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter, with a comparison to budget for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, in each case certified by a financial Authorized Officer of the Borrower; provided, that any such information for the final Fiscal Quarter of a Fiscal Year may be preliminary and subject to final adjustment no later than 100 days after the end of such Fiscal Year and, if such final adjustment results in a Level change for the Pricing Period, interest and fees will be retroactively adjusted for the corresponding Pricing Period;

          (b) as soon as available and in any event within 100 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and a consolidated statement of retained earnings, income and shareholders' equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, and changes in financial position as of the end of such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Required Lenders by KPMG Peat Marwick or other independent public accountants acceptable to the Required Lenders, together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it, and a letter from the Borrower to such accountants substantially in the form of Exhibit P;

          (c) within three Business Days after becoming aware of the occurrence of any development, voluntary, financial or otherwise, which would reasonably be expected to have a Material Adverse Effect, a report in reasonable detail;

          (d) as soon as possible and in any event within three Business Days after any executive officer of the Borrower has knowledge, notice to the Administrative Agent of the issuance or adoption after the date of this Agreement of any federal, state or local statute, regulation or ordinance or judicial or administrative order limiting or controlling the operations of the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect, together with a copy of such statute, regulation, ordinance or judicial or administrative order;

          (e) as soon as available and in any event within 55 days after the end of each Fiscal Quarter, a Compliance Certificate, executed by a financial Authorized Officer of the Borrower, showing compliance with the financial covenants set forth in Section 7.2.6, and certifying as to the absence of any Default; provided, that any such Compliance Certificate for the final Fiscal Quarter of a Fiscal Year may be subject to a final adjustment in a similar manner as set forth in the proviso of Section 7.1.1(a);

          (f) as soon as possible and in any event within three Business Days after any executive officer of the Borrower has knowledge, notice of the occurrence of each Default, and a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take, if any, with respect thereto; the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7; and the commencement of any labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice thereof and copies of all documentation relating thereto;

          (g) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to its public shareholders;

          (h) within three Business Days after becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

          (i) promptly, and in any event within 90 days after the end of each Fiscal Year, quarterly cash flow, balance sheet, income statement and fixed asset expenditure budgets, in addition to a calculation of projected compliance with the financial covenants set forth in Section 7.2.6, in each case for the current Fiscal Year, each in reasonable detail satisfactory to the Administrative Agent and signed by an Authorized Officer of the Borrower;

          (j) promptly, and in any event within 90 days after the end of each Fiscal Year, annual financial projections for the Borrower and its Subsidiaries covering the period until the Stated Maturity Date;

          (k) promptly after the occurrence thereof, notice to the Administrative Agent that the External L.O.C. Amount exceeds $200,000,000 and the amount by which the External L.O.C. Amount exceeds $200,000,000 (such notice to be promptly updated upon any change in such excess); and

          (l) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

     SECTION 7.1.2. Performance of Obligations. The Borrower and each other
                    --------------------------
Obligor will perform in all material respects all of their obligations under the terms of the Loan Documents.

     SECTION 7.1.3. Maintenance of Properties. The Borrower will, and will cause
                    -------------------------
each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, unless the Borrower or such Subsidiary determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION 7.1.4. Insurance. The Borrower will, and will cause each of its
                    ---------
Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, by December 31 of each year, furnish to each Lender a certificate of an Authorized Officer of the Borrower setting forth a schedule of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     SECTION 7.1.5. Conduct of Business; Separate Existence. The Borrower will,
                    ---------------------------------------
and will cause each of its Subsidiaries to (a) carry on and conduct its business in substantially the same fields of enterprise as it is presently conducted; and
(b) do all things necessary to remain duly organized, validly existing and in good standing in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction where the failure to be so qualified could have a Material Adverse Effect. The Borrower will cause First Consumers National Bank to limit its business activities to those conducted as of the Closing Date and to those permitted by its Articles of Association and By-Laws as in effect on the Second Restatement Date. The Borrower will cause Spiegel Acceptance Corporation to limit its business activities to those conducted as of the Closing Date, specifically, acquiring, holding and transferring interests in securitization trusts which hold Excluded Receivables, and obtaining and repaying intercompany advances received from the Borrower from time to time in connection therewith as permitted by Sections 7.2.1(l) and 7.2.7(c).

     SECTION 7.1.6. Compliance with Laws, etc. The Borrower will, and will cause
                    -------------------------
each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, such compliance to include (without limitation):

          (a) the maintenance and preservation of its partnership or corporate existence, as applicable, and qualification as a foreign partnership or corporation, as applicable except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect; and

          (b) payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 7.1.7. ERISA. The Borrower and each ERISA Affiliate will (a) at all
                    -----
times make prompt payment of all contributions required under all Pension Plans and required to meet the minimum funding standard set forth in ERISA with respect to each Plan; (b) promptly upon request, furnish the Administrative Agent and the Lenders copies of each annual report/return (Form 5500 Series), as well as all schedules and attachments required to be filed with the department of Labor and/or the Internal Revenue Service pursuant to ERISA, and the regulations promulgated thereunder, in connection with each of its Pension Plans for each Plan Year (as defined in ERISA); (c) notify the Administrative Agent immediately of any fact, including, but not limited to, any Reportable Event (as defined in ERISA) arising in connection with any Plan, which might constitute grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement if requested by the Administrative Agent, as to the reason therefor and the action, if any, proposed to be taken with respect thereof; and (d) furnish to the Administrative Agent, upon its request, such additional information concerning any of the Pension Plans as may be reasonably requested. The Borrower will not, nor will it permit any of its Subsidiaries or ERISA Affiliates to (I) terminate a Plan if any such termination would reasonably be expected to have a Material Adverse Effect, or (II) cause or permit to exist any Reportable Event (as defined in ERISA) or other event or condition which presents a material risk of termination at the request of the PBGC.

     SECTION 7.1.8. Environmental Covenant. The Borrower will, and will cause
                    ----------------------
each of its Subsidiaries to,

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws, in each case, except where failure to so comply would not reasonably be expected to have a Material Adverse Effect;

          (b) immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries of an environmental nature that relate to the condition of its facilities and properties or compliance with Environmental Laws, in each case, except where failure to so comply would not reasonably be expected to have a Material Adverse Effect; and

          (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section.

     SECTION 7.1.9. Books and Records. The Borrower will, and will cause each of
                    -----------------
its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions, and the Borrower will permit the Administrative Agent, and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss the financial matters of the Borrower and such Subsidiary with its officers and its independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's or such Subsidiary's financial matters with each Lender or its representatives in the presence of a representative of the Borrower) and to examine any of its books or other corporate records. Any visits to, or with officers of, any Subsidiary of the Borrower and any discussions with the Borrower's independent public accountants shall be coordinated through the Borrower. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's or any Lender's exercise of its rights pursuant to this Section.

     SECTION 7.1.10.  New Subsidiaries.
                      ----------------

          (a) If the Borrower is at Level II, III or IV, promptly after the date the Borrower acquires or creates a new Material Subsidiary (or an existing Subsidiary becomes a Material Subsidiary) and, in any event, within three Business Days following receipt by the Borrower from the Administrative Agent of a counterpart of the Guaranty, or if the Borrower changes from Level I to Level II, III or IV, promptly after the date of such change in Levels, the Borrower will cause each Material Subsidiary other than First Consumers National Bank and Spiegel Acceptance Corporation (which has not previously executed the Guaranty) to execute and deliver the Guaranty to the Administrative Agent and the Administrative Agent will send a copy to each Lender;

          (b) If the Borrower is at Level II, III or IV, within thirty days after the date such Subsidiary becomes a Material Subsidiary, or if the Borrower changes from Level I to Level II, III or IV, within thirty days of such change in Levels, the Borrower and such Material Subsidiary other than First Consumers National Bank and Spiegel Acceptance Corporation shall have executed and delivered to the Administrative Agent, such other items as reasonably requested by the Administrative Agent in connection with the foregoing, including, without limitation, resolutions, incumbency and officer's certificates, opinions of counsel, search reports and other certificates and documents.

     SECTION 7.2.     Negative Covenants. The Borrower agrees with the Agents,
                      ------------------
the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will comply with the restrictions set forth in this Section 7.2.

     SECTION 7.2.1.   Indebtedness. The Borrower will not, and will not permit
                      ------------
any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a) Indebtedness in respect of the Credit Extensions and other Obligations;

          (b) until the Closing Date, Indebtedness identified in Item 7.2.1(b) ("Indebtedness to be Paid") of the Disclosure Schedule;

          (c) Indebtedness of the Borrower and its Subsidiaries existing as of the Effective Date which is identified in Item 7.2.1(c) ("Ongoing Indebtedness") of the Disclosure Schedule; provided that such Ongoing Indebtedness may not be replaced except to the extent repaid or extended by
     (i) Loans made hereunder at the stated maturity of such Ongoing Indebtedness or (ii) loans which have a Weighted Life to Maturity at least as long as the lesser of (x) such Ongoing Indebtedness and (y) the Commitment Termination Date and which are on a pari passu unsecured basis with Indebtedness of the Borrower in respect of the Credit Extensions;

          (d) term loans that are Subordinated Debt; provided that the subordination provisions in the agreements governing such loans (x) are approved by the Required Lenders or (y) conform to the subordination provisions attached hereto as Exhibit O;

          (e) Indebtedness (other than accounts payable to suppliers to the extent permitted by clause (g) of Section 7.2.1) (i) in an aggregate principal amount not to exceed $5,000,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries (other than Spiegel Acceptance Corporation) to a vendor of any assets to finance its acquisition of such assets, and (ii) in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.6; and

          (f) Normal limited recourse indebtedness for breaches of representations and warranties or for reductions or cancellations of receivables in respect of Excluded Receivables;

          (g) unsecured Indebtedness incurred in the ordinary course of business (including (i) salaries to employees and (ii) open accounts extended by suppliers on customary trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities), provided, however, that no Indebtedness otherwise permitted by this clause (g) (other than salaries to employees) shall be permitted if any Default shall result from the incurrence thereof;

          (h) other Indebtedness of the Borrower's Subsidiaries (other than Spiegel Acceptance Corporation, and excluding intercompany Indebtedness) in an aggregate amount not to exceed $10,000,000 at any time outstanding;

          (i) other secured Indebtedness of the Borrower (excluding intercompany Indebtedness) in an aggregate amount not to exceed $10,000,000 at any time outstanding;

          (j)  Indebtedness of the Borrower in connection with Hedging
     Obligations;

          (k) Indebtedness of the Borrower in connection with letters of credit but subject, however, to Section 2.2.3;

          (l) Indebtedness in respect of intercompany loans from the Borrower to:

               (i) Eddie Bauer, Inc., provided that the total amount of such loans at any time does not exceed the amount of the total assets of Eddie Bauer, Inc. less its cash at such time, all determined in accordance with GAAP;

               (ii) First Consumers National Bank, provided that the total amount of such loans at any time does not exceed the lesser of (x) 92% of the total assets of First Consumers National Bank, determined in accordance with GAAP, and (y) $300,000,000;

               (iii) Spiegel Acceptance Corporation, provided that the total amount of such loans at any time does not exceed 90% of Spiegel Acceptance Corporation's

          Investments in securitization trusts which hold Excluded Receivables, all determined in accordance with GAAP;

               (iv) Any Material Subsidiary (other than Eddie Bauer, Inc., First Consumers National Bank and Spiegel Acceptance Corporation), provided that the total amount of such loans at any time to each Material Subsidiary does not exceed the amount of the total tangible assets of such Material Subsidiary less its cash at such time, all determined in accordance with GAAP; and

               (v) Any other Wholly-Owned Subsidiary of the Borrower, provided that (x) the total amount of such loans to each such Wholly-Owned Subsidiary at any time, does not exceed the total tangible assets of such Wholly-Owned Subsidiary less its cash at such time, all determined in accordance with GAAP, and (y) the total amount of all such loans to such Wholly-Owned Subsidiaries at any time does not exceed $25,000,000;

          (m) Indebtedness in respect of intercompany loans from any of the Borrower's Subsidiaries to the Borrower on a subordinated basis (such subordination terms to be approved by the Administrative Agent);

          (n)  unsecured Indebtedness of the Borrower within the limitations of
     Section 7.2.6 and subject to Section 2.2.1(b)(v);

          (o) any guaranty by any Subsidiary of the Borrower now or hereafter guarantying the Obligations pursuant to the Guaranty which (i) guaranty is in substantially the same form as the Guaranty and is for the benefit of the holders of Indebtedness permitted by Section 7.2.1(c) or Section 7.2.1(j) or (ii) guaranty is in substantially the same form as the Guaranty and is for the benefit of each Person participating in that certain Letter of Credit Facility Agreement, dated as of September 27, 1996, as amended from time to time, by and among the Borrower, the financial institutions party thereto and Bank of America, N. A. (formerly known as Bank of America National Trust and Savings Association), as the Agent;

          (p) any guaranty by any Subsidiary of the Borrower now or hereafter guarantying the Obligations pursuant to the Guaranty which guaranty, in the reasonable determination of the Administrative Agent, is in a form permitted by clause (o) of Exhibit O and is for the benefit of the holders of Subordinated Debt; and

          (q)  Indebtedness under the Long-Term Credit Agreement.

     SECTION 7.2.2.  Liens. The Borrower will not, and will not permit any of
                     -----
its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its capital stock, property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

          (b) Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section 7.2.1;

          (c) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.1;

          (d) Liens securing payment of Indebtedness of the type permitted and described in clause (i) of Section 7.2.1;

          (e) Liens securing payment of Indebtedness of the type permitted and described in clause (e) of Section 7.2.1;

          (f)  Liens attaching to Excluded Receivables;

          (g) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (h) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (i) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; and

          (j) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies.

     SECTION 7.2.3.  Consolidation, Merger, etc. The Borrower will not, and will
                     --------------------------
not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) or make any Acquisition except

          (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Wholly-Owned Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary;

          (b) so long as no Default has occurred and is continuing or would result therefrom, the Borrower may consolidate with or merge with or into any other Person organized or incorporated under the laws of a state of the United States but only if the

     Borrower is the surviving Person and the Borrower has executed such agreements and instruments as requested by the Administrative Agent to evidence the continued compliance with and obligations of the Borrower under this Agreement and the Loan Documents to which it is a party; and

          (c) the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, acquire such Person by merger, or make an Acquisition so long as such transaction qualifies as a Permitted Acquisition.

     SECTION 7.2.4.  Asset Dispositions, etc. The Borrower will not, and will
                     -----------------------
not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other equity rights in the Borrower or its Subsidiaries, or do any of the foregoing with respect to all or any material part of its assets to any Person, except

          (a) if such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business or is permitted by Section 7.2.3;

          (b) the Borrower and its Subsidiaries may sell or otherwise transfer Excluded Receivables;

          (c) the Borrower and its Subsidiaries may sell or otherwise transfer interests in master trusts held by the Borrower or its Subsidiaries that are established as part of securitizations; and

          (d) the Borrower or any Subsidiary may sell the Fisher Road warehouse facility, located in Columbus, Ohio, for a sale price of at least $60,000,000 and lease back such warehouse facility on terms reasonably satisfactory to and approved by the Administrative Agent; provided that the Net Proceeds from such sale shall be used to make a mandatory prepayment of all Loans pursuant to Section 3.2(b) but shall not reduce the Commitment Amount pursuant to Section 2.2.1(b)(i).

     SECTION 7.2.5.  Use of Proceeds. The Borrower will use the proceeds of the
                     ---------------
Credit Extensions solely for the purposes set forth in the recitals to this Agreement; and not use or permit any proceeds of the Credit Extensions to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Federal Reserve Board, as amended from time to time.

     SECTION 7.2.6.  Financial Condition. The Borrower will not permit:
                     -------------------

          (a) the Total Leverage Ratio as of the last day of any Fiscal Quarter to exceed 200%;

          (b) the Tangible Net Worth to be less than $365,000,000 plus 70% of positive Net Income for each Fiscal Year ending after January 2, 1999;

          (c) the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter to be less than 1.15 to 1.00; and

          (d) the Debt to EBITDAR Ratio as of the last day of Fiscal Year 2001 to be greater than 4.00 to 1.00.

     SECTION 7.2.7.  Investments. For so long as the Borrower is at Level II,
                     -----------
III or IV, the Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a) Investments existing on the Effective Date and identified in Item 7.2.7(a) ("Ongoing Investments") of the Disclosure Schedule;

          (b)  Cash Equivalent Investments;

          (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.1;

          (d) without duplication, Investments in any Obligor not to exceed $20,000,000 in the aggregate at any time outstanding;

          (e) other Investments of the Borrower and its Subsidiaries (including equity, loans and advances) in joint ventures and other enterprises in which the Borrower or its Subsidiaries hold less than a 51% common equity voting interest, in the aggregate, not to exceed $30,000,000 in each Fiscal Year so long as the Borrower is at Level II, III or IV of the Pricing Grid attached hereto as Schedule III;

          (f)  Permitted Acquisitions; and

          (g) Investments by Spiegel Acceptance Corporation in securitization trusts which hold Excluded Receivables;

provided, however, that any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements.

     SECTION 7.2.8.  Restricted Payments, etc. On and after the Effective Date,
                     ------------------------
the Borrower will not and will not permit any Subsidiary to declare or pay any dividends or make any other distributions on its capital stock or other equity interests or redeem, repurchase, defease or otherwise acquire or retire any of its capital stock or other equity interests at any time outstanding, or make any deposit for any of the foregoing purposes (each such action being a "Restricted Payment"), except that

          (a) any Subsidiary may declare and pay distributions or dividends to the Borrower or to a Wholly-Owned Subsidiary of the Borrower;

          (b) the following conditions must be satisfied to enable the Borrower to declare or make Restricted Payments:

               (i) the Fixed Charge Coverage Ratio must have been equal to or greater than 1.15 to 1.0 as of the end of each of the then most recent four consecutive Fiscal Quarters; and

               (ii) before making a Restricted Payment, the amount proposed to be declared or paid shall be added to the denominator of the Fixed Charge Coverage Ratio for the most recently completed Fiscal Quarter and the Fixed Charge Coverage Ratio recalculated. The proposed Restricted Payment may only be declared or paid if, after such recalculation, such Fixed Charge Coverage Ratio is equal to or greater than 1.15 to 1.0;

          (c)  the Borrower may only declare and make Restricted Payments under
     Section 7.2.8(b) if (i) after accounting for any such Restricted Payments, the Borrower is still able to meet its debt obligations and (ii) no Default has occurred and is continuing or would result from such Restricted Payment.

     SECTION 7.2.9.   Fiscal Year. Neither the Borrower nor any of its
                      -----------
Subsidiaries shall change its Fiscal Year except (i) for a one-time change after the date hereof to a Fiscal Year ending the Saturday closest to January 31 or
(ii) with the consent of the Required Lenders.

     SECTION 7.2.10.  Transactions with Affiliates. The Borrower will not, and
                      ----------------------------
will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of a nature which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

     SECTION 7.2.11.  Modification, etc. of Subordinated Debt. The Borrower
                      ---------------------------------------
will not amend, modify, restate, supplement or replace any term or provision, including any subordination provision, covenant, event of default or right of acceleration or any sinking fund provision or term of required repayment or redemption (except any change which extends the date or reduces the amount of any required repayment or redemption or otherwise is not disadvantageous to the Lenders), contained in or applicable to any instrument or agreement evidencing or applicable to any Subordinated Debt of the Borrower.

     SECTION 7.2.12.  Negative Pledges, Restrictive Agreements, etc. The
                      ---------------------------------------------
Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (c) of Section
7.2.1 as in effect on the Effective Date or by clause (e) of Section 7.2.1 as to the assets financed with the proceeds of such Indebtedness)

          (a) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired other than in connection with Excluded Receivables and Excluded Mastercard Receivables, or limiting the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (b) limiting the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

     SECTION 7.2.13. Spiegel Acceptance Corporation. The Borrower will not
                     ------------------------------
permit Spiegel Acceptance Corporation to amend, modify, restate, supplement or replace any term or provision of Spiegel Acceptance Corporation's Certificate of Incorporation or By-Laws.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.1.    Listing of Events of Default. Each of the following events
                     ----------------------------
or occurrences described in this Section 8.1 shall constitute an "Event of Default".

     SECTION 8.1.1.  Non-Payment of Obligations. The Borrower shall default (a)
                     --------------------------
in the payment or prepayment when due of any principal of any Loan; (b) in the payment when due of any Reimbursement Obligations or any deposit of cash for collateral purposes pursuant to Section 2.6.2 or Section 2.6.4, as the case may be; or (c) in the payment when due of any interest on any Loan, of any commitment fee or of any other monetary Obligation, and such default shall continue unremedied, in the case of this clause (c) only, for a period of three days.

     SECTION 8.1.2.  Non-Performance of Certain Covenants and Obligations. The
                     ----------------------------------------------------
Borrower shall default in the due performance and observance of any of its obligations under Section 7.2.

     SECTION 8.1.3.  Non-Performance of Other Covenants and Obligations. Any
                     --------------------------------------------------
Obligor shall default in the due performance and observance of any covenant (other than as provided above) contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of thirty days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

     SECTION 8.1.4.  Breach of Representation or Warranty. Any representation or
                     ------------------------------------
warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to any Agent, the Issuer or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

     SECTION 8.1.5.  Default on Other Indebtedness. A default shall occur in the
                     -----------------------------
payment when due (after the expiration of any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $5,000,000 (excluding trade payables (i) arising in the ordinary course of business that are not more than sixty days overdue and on which no interest is being charged or which do not otherwise comprise "Total Borrowed Funds" or (ii) that are the subject of dispute, provided that adequate reserves have been established in accordance with GAAP), or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 8.1.6.  Control of the Borrower. Any Change of Control shall occur.
                     -----------------------

     SECTION 8.1.7.  Pension Plans. Any of the following events shall occur with
                     -------------
respect to any Pension Plan.


          (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of the aggregate amount of $5,000,000 or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

     SECTION 8.1.8.  Judgments. Any judgment or order for the payment of money
                     ---------
not covered by insurance (net of deductibles) issued by a solvent insurance company in excess of the aggregate amount of $5,000,000 shall be rendered against the Borrower or any of its Subsidiaries or any Material Subsidiary and there shall be any period of thirty consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 8.1.9.  Bankruptcy, Insolvency, etc. The Borrower or any Material
                     ---------------------------
Subsidiary shall


          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any Material Subsidiary or any property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any Material Subsidiary or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty days, provided that the Borrower hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such sixty-day period to preserve, protect and defend its rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding in respect of the Borrower or any Material Subsidiary and, if any such case or proceeding is not commenced by the Borrower or such Material Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Material Subsidiary or shall result in the entry of an order for relief or shall remain for sixty days undismissed, provided that the Borrower hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such sixty-day period to preserve, protect and defend its rights under the Loan Documents; or

          (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.2. Action if Bankruptcy. If any Event of Default described in
                  --------------------
clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION 8.3. Action if Other Event of Default. If any Event of Default
                  --------------------------------
(other than any Event of Default described in clauses (a) through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall comply with the provisions of
Section 2.6.4.

                                   ARTICLE IX

                                   THE AGENTS

     SECTION 9.1. Actions. Each Lender, the Issuer and each other Agent hereby
                  -------
appoints DBNY as the Administrative Agent, under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Issuer and the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by such Agent (with respect to which each Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which such Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses to the extent such are determined by a court of competent jurisdiction in a final proceeding to have resulted from such Agent's gross negligence or wilful misconduct. No Agent shall be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of any Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall
                  ---------------------
have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York City time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing, in the case of the Borrower, and at the Federal Funds Rate, in the case of the Lender.

     SECTION 9.3. Exculpation. No Agent nor any of its directors, officers,
                  -----------
employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4. Successor. Any Agent may resign as such at any time upon at
                  ---------
least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint, and, except during the existence of an Event of Default, with the Borrower's consent, which consent shall not be unreasonably withheld, another Lender as a successor Administrative Agent which shall thereupon assume the resigning Administrative Agent's position hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After the retiring Administrative Agent's resignation hereunder, the provisions of

          (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement; and

          (b) Section 10.3 and Section 10.4 shall continue to inure to its benefit.

Any Agent, other than the Administrative Agent, that resigns shall not be replaced.

     SECTION 9.5. Loans by Each Agent. Each Agent shall have the same rights and
                  -------------------
powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent were not the Agent hereunder.

     SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has,
                  ----------------
independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice
                  -----------
to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement
                   ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

          (a) modify any requirement hereunder that any particular action required to be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender or the Required Lenders, as applicable;

          (b) modify this Section 10.1, change the definition of "Required Lenders", increase the Commitment Amount or the Percentage of any Lender, release all or substantially all collateral security or the Guaranty, except as otherwise specifically provided in any Loan Document, or extend the Commitment Termination Date shall be made without the consent of each Lender;

          (c) extend the Commitment Termination Date or increase the Commitment Amount shall be made without the consent of each Lender;

          (d) decrease the fees payable pursuant to this Agreement shall be made without the consent of each affected Lender;

          (e) release any Obligor from its Obligations shall be made without the consent of each Lender;

          (f) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan;

          (g) increase the Stated Amount of any Letter of Credit shall be made unless consented to by the Issuer of such Letter of Credit; or

          (h) affect adversely the interests, rights or obligations of any Agent qua Agent or the Issuer, shall be made unless consented to by such Agent or the Issuer, as the case may be.

No failure or delay on the part of any Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances (unless such notice or demand is required hereby). No waiver or approval by any Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan

Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2. Notices. All notices and other communications provided to any
                   -------
party hereto under this Agreement or any other Loan Document shall be in writing (including facsimile) and addressed, delivered or transmitted to such party at its address or facsimile number set forth on Schedule I hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on
                   -----------------------------
demand all reasonable expenses of the Arrangers and the Administrative Agent (including the fees and reasonable out-of-pocket expenses of counsel to the Arrangers and the Administrative Agent, and of local counsel, if any, who may be retained by counsel to the Arrangers or the Administrative Agent in connection with clauses (b) and (c) below) in connection with

          (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document (to the extent that such amendments, waivers, consents, supplements or modifications do not relate solely to inter-Lender matters) as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated,

          (b) the filing, recording, refiling or rerecording of any Loan Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof, and

          (c) the preparation and review of the form of any other document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agents, the Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, or the issuance of the Notes, Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse the Agents, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses and including, without duplication, the allocated costs of internal counsel) incurred by such Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and
(y) the enforcement of any Obligations.

     SECTION 10.4. Indemnification. In consideration of the execution and
                   ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds each Agent, the Issuer and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements and including, without duplication, the allocated costs of internal counsel (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension);

          (c) any investigation, litigation or proceeding related to any Acquisition or proposed Acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, the Issuer or such Lender is party thereto;

          (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5. Survival. The obligations of the Borrower under Sections 4.3,
                   --------
4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 10.6.    Severability. Any provision of this Agreement or any other
                      ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7.    Headings. The various headings of this Agreement and of
                      --------
each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8.    Execution in Counterparts; Effectiveness. This Agreement
                      ----------------------------------------
may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

     SECTION 10.9.    Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES
                      -------------------------------
AND EACH OTHER LOAN DOCUMENT (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO ANY LENDER. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10.   Successors and Assigns. This Agreement shall be binding
                      ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agents and all Lenders; and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

     SECTION 10.11.   Sale and Transfer of Loans and Notes; Participations in
                      -------------------------------------------------------
Loans and Notes. Each Lender may assign, or sell participations in, its Loans,
---------------
Letters of Credit participations and Commitment to one or more other Persons in accordance with this Section 10.11.

     SECTION 10.11.1. Assignments. Any Lender,
                      -----------

          (a) with the written consent of (i) the Borrower (which consent shall not be unreasonably delayed or withheld at any time during which an Event of Default has occurred and is continuing for a period of 45 days or more), it being understood that, in the event of the Borrower's objection or failure to consent, the Borrower is committed to working with the assigning Lender to find a solution acceptable to both parties, (ii) the Administrative Agent (which consent shall not be unreasonably delayed or withheld), and (iii) the Issuer (which consent shall not be unreasonably delayed or withheld), may at any time assign and delegate to one or more commercial banks or other financial institutions;

          (b) with notice to the Borrower and the Agents, but without the consent of the Borrower or the Agents, may assign and delegate to any of its Affiliates (but for this purpose the reference to 10% in clause (a) in the definition thereof shall be to 51%); and

          (c) with the written consent of the Borrower, it being understood that, in the event of the Borrower's objection or failure to consent, the Borrower is committed to working with the assigning Lender to find a solution acceptable to both parties, and the Agents (such consent not to be unreasonably withheld or delayed), may at any time assign and delegate to any other Lender;

all or any fraction of a Lender's total Loans, Letter of Credit Outstandings and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans, Loan Commitment, Letter of Credit Commitment and participation in the Letters of Credit issued hereunder) in a minimum aggregate amount of $5,000,000 (or the then remaining amount of such Lender's Loans, Letter of Credit Outstandings and Commitments) unless otherwise agreed to by the Borrower and the Administrative Agent. Each Person described in either of the foregoing clauses (a) and (b) as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender." Confidential information may be provided to a potential Assignee Lender if the potential Assignee Lender agrees to hold all non-public information identified as such by the Borrower in accordance with its customary procedures for handling confidential information, after obtaining the Borrower's consent (if the Borrower's consent is required for any such assignment). Each Assignee Lender will comply, if applicable, with the provisions contained in the last sentence of Section 4.6 and the Borrower, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

               (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Lender and such Assignee Lender;

               (ii) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

               (iii)  the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Loan Commitment and, if the assignor Lender has retained Loans and a Loan Commitment hereunder, replacement Notes in the principal amount of the Loans and Loan Commitment retained by the assignor Lender hereunder (each such Note to be in exchange for, but not in payment of, each Note then held by such assignor Lender). Each such Note shall be dated the earliest date for which interest has not yet been paid. The assignor Lender shall mark any predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of a predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Note evidenced by a replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,000. Notwithstanding anything contained in this Section 10.11.1 to the contrary, each Lender shall have the unrestricted right to assign its rights hereunder to any Federal Reserve Bank to secure such Lender's borrowing from such Federal Reserve Bank. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void.

     SECTION 10.11.2. Participations. Any Lender at any time may sell to one or
                      --------------
more commercial banks or other Persons, excluding any competitor of the Borrower or its Subsidiaries, (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of its Loans, Loan Commitment, Letter of Credit Commitment and Letter of Credit Outstandings participated in by it, or other interests of such Lender hereunder; provided, however, that

          (a) no participation contemplated in this Section 10.11.2 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

          (c) the Borrower and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

          (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clauses (b) through (h) of Section
     10.1 provided that such Lender has the option (but not the obligation) to repurchase such participation if the Participant fails to give any such consent; and

          (e)  the Borrower shall not be required to pay any amount under
     Section 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a
Lender. Confidential information may be provided to the potential Participant with advance written notice to the Borrower, if such potential Participant agrees to hold all non-public information identified as such by the Borrower in accordance with its customary procedures for handling confidential information.

     SECTION 10.11.3.  Confidentiality. No Assignment or Participation hereunder
                       ---------------
shall be effective unless such Assignee or such Participant shall have executed a Confidentiality Agreement substantially in the form of Exhibit R prior to the receipt of any Information (as defined in the Confidentiality Agreement).

     SECTION 10.12.  Other Transactions. Nothing contained herein shall preclude
                     ------------------
the Agents, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.13.  Forum Selection and Consent to Jurisdiction. ANY LITIGATION
                     -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE ISSUER OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.

     THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY

IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.14.  Waiver of Jury Trial. EACH AGENT, THE LENDERS, THE ISSUER
                     --------------------
AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH AGENT, THE LENDERS, THE ISSUER OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BORROWER

                                    SPIEGEL, INC.

                                    By: /s/ John R. Steele
                                        ------------------
                                        Name:  John R. Steele
                                        Title: Treasurer

AGREED AND CONSENTED:

EDDIE BAUER, INC.

By: /s/ John R. Steele
----------------------

Name: John R. Steele
    Title: Treasurer

ULTIMATE OUTLET INC.

By: /s/ John R. Steele
----------------------

Name: John R. Steele
   Title: Treasurer

NEWPORT NEWS, INC.

By: /s/ John R. Steele
----------------------
    Name:  John R. Steele
    Title: Treasurer

DISTRIBUTION FULFILLMENT SERVICES, INC. (DFS)

By:/s/ John R. Steele
---------------------
   Name: John R. Steele
   Title: Treasurer

SPIEGEL PUBLISHING COMPANY

By:/s/ John R. Steele
---------------------
   Name: John R. Steele
   Title: Treasurer

SPIEGEL CATALOG, INC.

By:/s/ John R. Steele
---------------------
   Name: John R. Steele
   Title: Treasurer

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                            as Administrative Agent

                                            By: /s/ Hans-Josef Thiele
                                            -------------------------
                                                Name Printed: Hans-Josef Thiele
                                                Title: Director

                                            By: /s/Oliver Schwarz
                                            ---------------------
                                                Name Printed: Oliver Schwarz
                                                Title: Vice President

                                            DEUTSCHE BANC ALEX. BROWN INC., as
                                            Arranger

                                            By: /s/Hans-Josef Thiele
                                            ------------------------
                                                Name Printed: Hans-Josef Thiele
                                                Title: Director


                                            By: /s/Oliver Schwarz
                                            ---------------------
                                                Name Printed: Oliver Schwarz
                                                Title: Vice President

                                      **J.P. MORGAN SECURITIES INC., as Arranger

                                      By:/s/Beverly Israely
                                      ---------------------
                                         Name Printed: Beverly Israely
                                         Title: Vice President

                                            ABN AMRO BANK N.V., as a Lender

                                            By:/s/W. Stephen Jones
                                            ----------------------
                                               Name Printed: W. Stephen Jones
                                               Title: Senior Vice President

                                            By: /s/ Peter J. Hallan
                                            -----------------------
                                                Name Printed: Peter J. Hallan
                                                Title: Assistant Vice President

                                        INTESABCI, NEW YORK BRANCH, as a Lender

                                        By:/s/ Frank Maffei
                                        -------------------
                                             Name Printed: Frank Maffei
                                             Title: Vice President

                                        By:/s/ J. Dickerhof
                                        -------------------
                                             Name Printed: J. Dickerhof
                                             Title: Vice President

                                              BANK OF AMERICA, N.A., as a Lender

                                              By:/s/ Timothy H. Spanos
                                              ------------------------
                                                 Name Printed: Timothy H. Spanos
                                                 Title:  Managing Director

                                           THE BANK OF NEW YORK, as a Lender

                                           By:/s/ Charlotte Sohn Fuiks
                                           ---------------------------
                                              Name Printed: Charlotte Sohn Fuiks
                                              Title: Vice President

                                         BANKGESELLSCHAFT BERLIN AG, as a Lender

                                         By: /s/ Schutt_________________________
                                              Name Printed: Schutt
                                              Title: Director

                                         By: /s/ Jurgen Japke
                                         --------------------
                                         Name Printed: Jurgen Japke
                                         Title: Director

                                         COMMERZBANK AG, NEW YORK AND GRAND
                                         CAYMAN BRANCHES, as a Lender

                                         By: /s/ Mark Monson
                                         -------------------
                                             Name Printed: Mark Monson
                                             Title: Vice President

                                         By: /s/ Albert Morrow
                                         ---------------------
                                              Name Printed: Albert Morrow
                                              Title: Assistant Treasurer

                                           CREDIT LYONNAIS AMERICAS, as a Lender

                                           By: /s/ Genevieve Leruth
                                           -------------------------------------
                                               Name Printed: Genevieve Leruth
                                               Title: Vice President

                                             DEUTSCHE BANK AG NEW YORK BRANCH,
                                             as a Lender

                                             By: /s/ Hans-Josef Thiele
                                             -------------------------
                                                 Name Printed: Hans-Josef Thiele
                                                 Title: Director


                                             By: /s/ Oliver Schwarz
                                             ----------------------
                                                 Name Printed: Oliver Schwarz
                                                 Title: Vice President

                                               DANSKE BANK, as a Lender

                                               By: /s/ Bo Anderson
                                               -------------------
                                                   Name Printed: Bo Andersen
                                                   Title: Vice President

                                               By: /s/ Lars Emmery
                                               -------------------
                                                   Name Printed: Lars Emmery
                                                   Title: Vice President

                                             DG BANK DEUTSCHE
                                             GENOSSENSCHAFTSBANK AG, as a Lender

                                             By: /s/ Jochen Breiltgens
                                             -------------------------
                                                 Name Printed: Jochen Breiltgens
                                                 Title: Vice President

                                             By: /s/ Wolfgang Haugk
                                             ----------------------
                                                 Name Printed: Wolfgang Haugk
                                                 Title: Vice President

                                            DRESDNER BANK AG, NEW YORK AND
                                            GRAND CAYMAN BRANCHES, as a Lender

                                            By: /s/ Gabriela E. Fields
                                            --------------------------
                                                Name Printed: Gabriela E. Fields
                                                Title:Associate

                                            By: /s/ Faraaz Kamran
                                            ---------------------
                                                Name Printed: Faraaz Kamran
                                                Title:Associate

                                          THE HONGKONG AND SHANGHAI BANKING
                                          CORPORATION LIMITED, as Issuer

                                          By:/s/Dominic O'Hagan
                                          ---------------------
                                             Name Printed: Dominic O'Hagan
                                             Title:Regional Relationship
                                                   Manager

                                        HSBC BANK USA, as a Lender

                                        By: /s/ Michael C. Cutlip
                                        -------------------------
                                            Name Printed: Michael C. Cutlip
                                            Title:Senior Vice President

                                             LANDESBANK HESSEN-THURINGEN
                                             GIROZENTRALE, as a Lender

                                             By: /s/ Fred Musch
                                             ------------------
                                                 Name Printed: Fred Musch
                                                 Title: Senior Vice President

                                             By: /s/ Bernd Haeger
                                             --------------------
                                                 Name Printed: Bernd Haeger
                                                 Title: Senior Vice President

                                             MORGAN GUARANTY TRUST CO.
                                             OF NEW YORK, as a Lender

                                             By: /s/ Barry K. Bergman
                                             ------------------------
                                                 Name Printed: Barry K. Bergman
                                                 Title: Vice President

                                         NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                         NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                                         BRANCH, as a Lender

                                         By: /s/Stephen K. Hunter
                                         ------------------------
                                             Name Printed: Stephen K. Hunter
                                             Title:Senior Vice President

                                         By: /s/Hinrich Holm
                                         --------------------
                                             Name Printed: Hinrich Holm
                                             Title:Vice President

                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       NEW YORK BRANCH, as a Lender

                                       By: /s/ Martin Clements
                                       -----------------------
                                           Name Printed: Martin Clements
                                           Title: Director


                                       By: /s/ Lars Kickstein
                                       ----------------------
                                           Name Printed: Lars Kickstein
                                           Title: Manager

                                           BAYERISCHE HYPO UND VEREINSBANK AG,
                                           NEW YORK BRANCH, as a Lender

                                           By: /s/ Curt Schade
                                           -------------------
                                               Name Printed: Curt Schade
                                               Title: Managing Director


                                           By: /s/Thomas Taylor
                                           --------------------
                                               Name Printed: Thomas Taylor
                                               Title: Director

                                        AGREED AND CONSENTED:

                                        CREDIT SUISSE FIRST BOSTON, as a
                                        Terminating Bank

                                        By: /s/ Bill O'Daly
                                            ------------------------------------
                                            Name Printed: Bill O'Daly
                                            Title: Vice President

                                        By: /s/ Jay Chall
                                            ------------------------------------
                                            Name Printed: Jay Chall
                                            Title: Director

                                   SCHEDULE I

                       LENDERS COMMITMENTS AND PERCENTAGES
                       -----------------------------------

--------------------------------------------------------------------------------------------------------------
                                 LENDERS                                       COMMITMENT        PERCENTAGE
--------------------------------------------------------------------------------------------------------------
DEUTSCHE BANK AG NEW YORK BRANCH                                              $ 18,750,000         12.50%
--------------------------------------------------------------------------------------------------------------
MORGAN GUARANTY TRUST CO. OF NEW YORK                                         $ 18,750,000         12.50%
--------------------------------------------------------------------------------------------------------------
BANK OF AMERICA, N.A.                                                         $ 13,500,000          9.00%
--------------------------------------------------------------------------------------------------------------
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES                            $ 13,500,000          9.00%
--------------------------------------------------------------------------------------------------------------
ABN AMRO BANK N.V.                                                            $ 11,250,000          7.50%
--------------------------------------------------------------------------------------------------------------
DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES                          $ 11,250,000          7.50%
--------------------------------------------------------------------------------------------------------------
HSBC BANK USA                                                                 $ 11,250,000          7.50%
--------------------------------------------------------------------------------------------------------------
THE BANK OF NEW YORK                                                          $ 11,250,000          7.50%
--------------------------------------------------------------------------------------------------------------
BAYERISCHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH                           $  4,500,000          3.00%
--------------------------------------------------------------------------------------------------------------
DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG                                       $  4,500,000          3.00%
--------------------------------------------------------------------------------------------------------------
NORDDEUTSCHE LANDESBANK GIROZENTRALE NEW YORK BRANCH AND/OR CAYMAN            $  4,500,000          3.00%
ISLANDS BRANCH
--------------------------------------------------------------------------------------------------------------
INTESABCI                                                                     $  4,500,000          3.00%
--------------------------------------------------------------------------------------------------------------
BANKGESELLSCHAFT BERLIN AG                                                    $  4,500,000          3.00%
--------------------------------------------------------------------------------------------------------------
CREDIT LYONNAIS AMERICAS                                                      $  4,500,000          3.00%
--------------------------------------------------------------------------------------------------------------
LANDESBANK HESSEN-THURINGEN GIROZENTRALE                                      $  4,500,000          3.00%
--------------------------------------------------------------------------------------------------------------
WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH                         $  4,500,000          3.00%
--------------------------------------------------------------------------------------------------------------
DANSKE BANK                                                                   $  4,500,000          3.00%
--------------------------------------------------------------------------------------------------------------
                                  TOTAL                                       $150,000,000           100%
--------------------------------------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                            Page


                                  SCHEDULE III

                      364-DAY CREDIT AGREEMENT PRICING GRID

------------------------------------------------------------------------------------------------------------------------------------
            Fixed Charge                     Applicable    Applicable                     All in       Standby        Commercial
              Coverage          Total        Base Rate     LIBOR Rate                     LIBOR       Letters of   Letters of Credit
 Level          Ratio       LeverageRatio     Margin         Margin       Facility Fee  Drawn Cost    Credit Fee         Fee
------------------------------------------------------------------------------------------------------------------------------------
   I          * 2.25           ** 1.30        0% p.a.      0.625% p.a.     0.125% p.a.   0.75% p.a.   0.625% p.a.     0.36% p.a.
------------------------------------------------------------------------------------------------------------------------------------
   II     * 2.00 ** 2.25    * 1.30 ** 1.50    0% p.a.      0.775% p.a.     0.225% p.a.   1.00% p.a.   0.775% p.a.     0.45% p.a.
------------------------------------------------------------------------------------------------------------------------------------
  III     * 1.20 ** 2.00    * 1.50 ** 1.80    0% p.a.      0.925% p.a.     0.325% p.a.   1.25% p.a.   0.925% p.a.    0.525% p.a.
------------------------------------------------------------------------------------------------------------------------------------
   IV        ** 1.20            * 1.80      0.875% p.a.    1.925% p.a.     0.450% p.a.  2.375% p.a.   1.925% p.a.    1.125% p.a.
====================================================================================================================================

 * Greater than
** Less than


For each Pricing Period, Level calculations shall be determined by reference to the Fixed Charge Coverage Ratio and Total Leverage Ratio. In the event that the Fixed Charge Coverage Ratio and the Total Leverage Ratio as of the previous Fiscal Quarter do not fall within the same Level, the Applicable Base Rate Margin, Applicable LIBO Rate Margin, Facility Fee, All in LIBOR Drawn Cost and Letter of Credit fees will be determined by the lower of the two Levels (with Level IV being the lowest Level).

As of the Closing Date, the Borrower is at Level I.

                                      -i-